    As filed with the Securities and Exchange Commission on February 25, 2005
                                                    Registration Nos. 333-100287
                                                                   and 811-09507

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM N-6


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                           Pre-Effective Amendment No.                   [ ]
                         Post-Effective Amendment No. 4                  [X]
                                       and
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY       [ ]
                                   ACT OF 1940
                                 Amendment No. 7                         [X]


                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A
                    ----------------------------------------
                           (Exact Name of Registrant)

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                    ----------------------------------------
                               (Name of Depositor)

            3003 - 77th Avenue, S.E., Mercer Island, Washington 98040
            ---------------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (206) 232-8400

Name and Address of Agent for Service:        Copy to:

Debra P. Rezabek, Esq.                        Mary Jane Wilson-Bilik, Esq.
Vice President and General Counsel            Sutherland Asbill & Brennan LLP
Farmers New World Life Insurance Company      1275 Pennsylvania Avenue, N.W.
3003 - 77th Avenue, S.E.                      Washington, DC  20004-2415
Mercer Island, Washington  98040

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

    [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485

    [ ] On May 1, 2004 pursuant to paragraph (b) of Rule 485

    [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

    [ ] On __________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               -------------------

                      Title of securities being registered:
            Units of interest in a separate account under individual
               flexible premium variable life insurance policies.

                                                                   PROSPECTUS
                                                                  MAY 1, 2005

                                                                  ACCUMULATOR
                                                                      VUL


                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    Issued by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                                     Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

Home Office                                 Service Center
3003 - 77TH AVENUE, S.E.                    P.O. BOX 724208
MERCER ISLAND, WASHINGTON  98040            ATLANTA, GEORGIA  31139
PHONE:  (206) 232-8400                      PHONE:  1-877-376-8008 (TOLL FREE)
                                            8:00 A.M. TO 6:00 P.M. EASTERN TIME


This prospectus describes the Accumulator VUL, an individual flexible premium variable life insurance policy, (the "Policy") issued by Farmers New World Life Insurance Company. The Policy provides life insurance, with a life insurance benefit (the death benefit proceeds) payable on the insured's life if the insured dies while the Policy is in force. The amount of life insurance, and the number of years the Policy is in force, may increase or decrease, depending on the investment experience of the subaccounts of the Farmers Variable Life Separate Account A (the "variable account") in which you invest. You choose one of two death benefit options.



INVESTMENT RISK - Your Contract Value will vary according to the investment performance of the portfolio(s) in which you invest and the Policy charges deducted. You bear the investment risk on amounts you allocate to the subaccounts. YOU MAY BE REQUIRED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE IF INVESTMENT PERFORMANCE IS TOO LOW. The Policy is not suitable as a short-term savings vehicle because the surrender charge is considerable.



LOANS, WITHDRAWALS AND SURRENDER - You may borrow against or withdraw money from this Policy, within limits. Loans and withdrawals reduce the Policy's death benefit proceeds and its Surrender Value, and increase the risk that your Policy will lapse without value unless you pay additional premium. If your Policy lapses while loans are outstanding, you will have no Surrender Value and you will likely have to pay a significant amount in taxes.


TAX RISK - Tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR PARTIAL WITHDRAWALS AT ANY TIME IN THE FUTURE, OR IF YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a tax advisor to learn more about the tax risks of this Policy.

This prospectus provides basic information that you should know before investing. You should keep this prospectus for future reference.

You should consider whether this Policy is suitable for you in light of your life insurance needs. REPLACING YOUR EXISTING LIFE INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO FINANCE THE PURCHASE OR TO MAINTAIN THIS POLICY THROUGH A LOAN OR THROUGH WITHDRAWALS FROM ANOTHER POLICY.

AN INVESTMENT IN THIS POLICY IS NOT A BANK DEPOSIT, AND THE POLICY IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

INVESTING IN THIS POLICY INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PREMIUMS. PLEASE READ THE "RISK SUMMARY" SECTION OF THIS PROSPECTUS. IT DESCRIBES SOME OF THE RISKS ASSOCIATED WITH INVESTING IN THE POLICY.


This Policy has 24 funding choices - one fixed account (paying a guaranteed minimum fixed rate of interest) and 23 subaccounts. The subaccounts invest in the following 23 portfolios:



-     FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
        ("VIP") - SERVICE CLASS SHARES
        Fidelity VIP Growth Portfolio



- FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2 SHARES Franklin Small Cap Value Securities Fund



-     GOLDMAN SACHS VARIABLE INSURANCE TRUST
        Goldman Sachs CORESM Small Cap Equity Fund
        Goldman Sachs Mid Cap Value Fund



-     JANUS ASPEN SERIES - SERVICE SHARES
        Janus Aspen Mid Cap Growth Portfolio



-     SCUDDER INVESTMENTS VIT FUNDS - CLASS B SHARES
        Scudder VIT Equity 500 Index Fund



-     SCUDDER VARIABLE SERIES II - CLASS A SHARES
        SVS Dreman High Return Equity Portfolio


-     WM VARIABLE TRUST - CLASS 2 SHARES
      EQUITY FUNDS
      WM Equity Income Fund
      WM Growth & Income Fund
      WM Growth Fund
      WM International Growth Fund
      WM Mid Cap Stock Fund
      WM Small Cap Growth Fund
      WM West Coast Equity Fund

-     WM VARIABLE TRUST - CLASS 2 SHARES FIXED-INCOME FUNDS
         WM Income Fund
         WM Money Market Fund
         WM Short Term Income Fund
         WM U.S. Government Securities Fund

-     WM VARIABLE TRUST - CLASS 2 SHARES
      STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS
         WM SAM Balanced Portfolio
         WM SAM Conservative Balanced Portfolio
         WM SAM Conservative Growth Portfolio
         WM SAM Flexible Income Portfolio
         WM SAM Strategic Growth Portfolio

   A prospectus for each of the portfolios available through this Policy must accompany this prospectus. Please read these documents before investing and save them for future reference.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO
               TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

   Not FDIC Insured        May Lose Value        No Bank Guarantee

TABLE OF CONTENTS


POLICY BENEFITS/RISKS SUMMARY.......................................................    1
POLICY BENEFITS.....................................................................    1
    Your Policy in General..........................................................    1
    Premium Flexibility.............................................................    1
    Death Benefit...................................................................    2
    Surrender and Withdrawals.......................................................    2
    Transfers.......................................................................    2
    Loans...........................................................................    3
POLICY RISKS........................................................................    3
    Risk of Poor Investment Performance.............................................    3
    Risk of Market Timing and Disruptive Trading....................................    3
    Risk of Lapse...................................................................    3
    Tax Risks.......................................................................    4
    Limits on Cash Withdrawals......................................................    4
    Loan Risks......................................................................    5
    Increase in Current Fees and Expenses...........................................    5
    Effects of Surrender Charges....................................................    5
PORTFOLIO RISKS.....................................................................    5
FEE TABLE...........................................................................    6
    Distribution Costs..............................................................   11
    Hypothetical Illustrations......................................................   11
FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT .....................   11
    Farmers New World Life Insurance Company........................................   11
    The Fixed Account...............................................................   11
THE VARIABLE ACCOUNT AND THE PORTFOLIOS.............................................   12
    The Variable Account............................................................   12
    The Portfolios..................................................................   12
    Investment Objectives of the Portfolios.........................................   13
    Selection of Portfolios.........................................................   15
    Availability of the Portfolios..................................................   15
    Your Right to Vote Portfolio Shares.............................................   15
THE POLICY..........................................................................   15
    Purchasing a Policy.............................................................   15
    Tax-Free `Section 1035' Exchanges...............................................   16
    When Insurance Coverage Takes Effect............................................   16
    Canceling a Policy (Right-to-Examine Period)....................................   17
    State Variations................................................................   17
    Other Policies..................................................................   17
    Ownership Rights................................................................   17
    Modifying the Policy............................................................   18
    Policy Termination..............................................................   19
PREMIUMS............................................................................   19
    Premium Flexibility.............................................................   19
    Minimum Premiums................................................................   20
    Allocating Premiums.............................................................   21
YOUR CONTRACT VALUES................................................................   21
    Subaccount Value................................................................   21
    Subaccount Unit Value...........................................................   22
    Fixed Account Value.............................................................   22
    Loan Account Value..............................................................   22
CHARGES AND DEDUCTIONS..............................................................   23
    Premium Deductions..............................................................   23
    Monthly Deduction...............................................................   24
    Mortality and Expense Risk Charge...............................................   26
    Surrender Charge................................................................   26
    Transfer Charge.................................................................   27
    Loan Charges....................................................................   27
    Optional Accelerated Benefit Rider for Terminal Illness Charge..................   27
    Portfolio Management Fees and Expenses..........................................   28
    Other Charges...................................................................   28
DEATH BENEFIT.......................................................................   28
    Death Benefit Proceeds..........................................................   28
    Death Benefit Options...........................................................   29
    Changing Death Benefit Options..................................................   30
    Effects of Withdrawals on the Death Benefit.....................................   31
    Changing the Principal Sum......................................................   31
    Payment Options.................................................................   32
SUPPLEMENTAL BENEFITS (RIDERS)......................................................   32
SURRENDER AND WITHDRAWALS...........................................................   32
    Surrender.......................................................................   32
    Partial Withdrawals.............................................................   33
    When We Will Make Payments......................................................   34
TRANSFERS...........................................................................   34
    Third Party Transfers...........................................................   35
    Telephone Transfers.............................................................   35
    Policy and Procedures Regarding Disruptive Trading and Market Timing............   36
LOANS...............................................................................   38
    Effects of Policy Loans.........................................................   39
POLICY LAPSE AND REINSTATEMENT......................................................   39
    Lapse...........................................................................   39
    Reinstatement...................................................................   40
FEDERAL TAX CONSIDERATIONS..........................................................   41
    Tax Status of the Policy........................................................   41
    Tax Treatment of Policy Benefits................................................   41
ADDITIONAL INFORMATION..............................................................   44
    Distribution of the Policies....................................................   44
    Legal Proceedings...............................................................   46
    Financial Statements............................................................   46
PERFORMANCE DATA....................................................................   46
    Hypothetical Illustrations Based on Adjusted Historic Portfolio Performance.....   46
HYPOTHETICAL ILLUSTRATIONS..........................................................   46
TABLE OF CONTENTS FOR THE SAI.......................................................   50
GLOSSARY............................................................................   51
APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES.............................   1

POLICY BENEFITS/RISKS SUMMARY

      This summary provides only a brief overview of the more important benefits and risks of the Policy. You may obtain more detailed information about the Policy later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of the prospectus that defines certain words and phrases used in the prospectus.

POLICY BENEFITS

                             YOUR POLICY IN GENERAL


- TAX-DEFERRED ACCUMULATION. This Policy is an individual flexible premium variable life insurance policy. The Policy offers lifetime insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's Contract Value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to any money you place in the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals) on your Contract Value.



- LONG-TERM SAVINGS VEHICLE. The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. THERE MAY BE ADVERSE CONSEQUENCES TO YOU IF YOU DECIDE TO SURRENDER YOUR POLICY EARLY; YOU MAY BE REQUIRED TO PAY A SURRENDER CHARGE THAT APPLIES DURING THE FIRST 5 YEARS OF THE POLICY.



- PERSONALIZED ILLUSTRATIONS. You may request personalized illustrations from your agent in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


- FIXED ACCOUNT. You may place money in the fixed account where we guarantee that it will earn interest at an annual rate of at least 2.5%. We may declare higher rates of interest, but are not obligated to do so. Money you place in the fixed account will be reduced by most of the fees and charges we assess. The fixed account is part of our general account.



- SEPARATE ACCOUNT. You may allocate premium(s) and Contract Value to one or more subaccounts of the variable account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Investment returns from amounts allocated to the subaccounts will vary each day with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


                               PREMIUM FLEXIBILITY

- FLEXIBLE PREMIUMS. You can select a premium plan. Within certain limits specified in your Policy, you can vary the frequency and amount of premiums. You may be able to skip premium payments under certain circumstances. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. After you pay an initial premium, you can pay subsequent premiums (minimum $25) at any time. You may also choose to have premiums deducted directly from your bank account.

- MINIMUM PREMIUMS. This Policy does not provide a no-lapse period. PAYING THE MINIMUM PREMIUMS FOR THE POLICY MAY REDUCE YOUR RISK OF LAPSE, BUT WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

- RIGHT-TO-EXAMINE PERIOD. You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. If you decide to cancel the Policy during the right-to-examine period, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy. The terms of the right-to-examine period may be different for Policy owners over age 60 who purchased their Policy in California.


                                  DEATH BENEFIT

- As long as the Policy remains in force, we will pay a death benefit payment to the beneficiary upon the death of the insured.

-     You must choose one of two death benefit options under the Policy.

      - OPTION A is a variable death benefit through attained age 99 that is the greater of:

            - the principal sum plus the Contract Value on the date of death; or

            - the Contract Value multiplied by the applicable death benefit percentage.

      - OPTION B is a level death benefit through attained age 99 that is the greater of:

            -     the principal sum on the date of death; or

            - the Contract Value multiplied by the applicable death benefit percentage.


-     After attained age 99, the death benefit equals the Contract Value.


- Any death benefit proceeds paid will be increased by any additional insurance benefits that are payable under the terms of any riders you added to the Policy and will be reduced by the amount of any outstanding loan amount (and any interest you owe) and any due and unpaid monthly deductions.

- CHANGE IN DEATH BENEFIT OPTION AND PRINCIPAL SUM. You may change the death benefit option or increase or decrease the principal sum once each Policy year if the insured provides evidence of insurability satisfactory to us (but you may not change both the death benefit option and principal sum during the same Policy year unless done simultaneously). A change in death benefit option or principal sum may have tax consequences. You may not decrease the principal sum below the minimum principal sum amount shown on your Policy's specifications page. If you reduce your principal sum below $100,000, higher cost of insurance rates will be charged.

                            SURRENDER AND WITHDRAWALS


- SURRENDER. At any time while the Policy is in force, you may submit a written request to surrender your Policy and receive the Surrender Value (that is, the Contract Value minus the applicable surrender charge, and minus any outstanding loan amount and any interest you owe). A surrender may have tax consequences.


- PARTIAL WITHDRAWALS. After the first Policy year, you may submit a written request to withdraw part of the Surrender Value, subject to the following rules. Withdrawals may have tax consequences.

      -     You may make only 1 withdrawal each calendar quarter.

      -     You must request at least $500.

      -     You may not request more than 75% of the Surrender Value.

      - For each withdrawal, we deduct a processing fee equal to the lesser of $25 or 2% of the withdrawal.

      - If you select a level death benefit (Option B), the principal sum will be reduced by the amount of the partial withdrawal (but not by the processing fee).

                                    TRANSFERS


- Each Policy year you may make an unlimited number of transfers from and among the subaccounts and one transfer from the fixed account.



- This Policy is not designed for market timers. For a discussion of our rules with regard to market timing and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, see "Policy and Procedures Regarding Disruptive Trading and Market Timing" below.


- Transfers from subaccounts must be a minimum of $250, or the total value in the subaccount if less.

- Transfers from the fixed account may not be for more than 25% of the unloaned value in the fixed account. If the balance in the fixed account after the transfer is less than $250, then the entire balance will be transferred.

- We charge $25 for the 13th and each additional transfer during a Policy year.

- DOLLAR COST AVERAGING PROGRAM. The dollar cost averaging program permits you to systematically transfer (on each monthly anniversary of the issue date) a set dollar amount from the fixed account to up to 8 subaccounts. The minimum transfer amount is $100. No transfer fees apply, and transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year.

                                      LOANS

- You may take a loan against the Policy for amounts up to the Surrender Value, minus the loan interest you would have to pay by the next Policy anniversary. To secure the loan, we transfer an amount equal to the loan from the subaccounts and fixed account to the loan account (part of our general account). Unless you specify otherwise, the amount is withdrawn from the subaccounts and the fixed account on a pro-rata basis.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.


- We will charge you loan interest at a rate of 2.75% compounded annually. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.


- You may repay all or part of your outstanding loans at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

- We deduct any unpaid loans, plus any interest you owe, from the proceeds payable on the insured's death.

-     A loan may have adverse tax consequences.

POLICY RISKS

                       RISK OF POOR INVESTMENT PERFORMANCE


      If you invest your Contract Value in one or more subaccounts, you will be subject to the risk that investment performance will be unfavorable and that your Contract Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. In addition, we deduct Policy fees and charges from your Contract Value, which can significantly reduce your Policy Value. During times of declining investment performance, the deduction for monthly charges based on the Risk Insurance Amount could accelerate and further reduce your Contract Value.


      If you allocate premiums and Contract Value to the fixed account, we will credit your Contract Value in the fixed account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.5%.




                  RISK OF MARKET TIMING AND DISRUPTIVE TRADING


      Market timing and other forms of disruptive trading may increase your investment risks and have harmful effects for you and other Policy owners (and beneficiaries). This Policy is not designed for market timers and those who engage in disruptive trading. We monitor transfer activities of Policy owners in order to detect market timers. For a discussion of the potential risks created by market timers and of our procedures for deterring market timing, see the "Policy and Procedures Regarding Disruptive Trading and Market Timing" section below.


                                  RISK OF LAPSE

      This Policy does not provide a no-lapse period. You greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep your Policy in force until maturity.

      Loans, withdrawals, any increase in the principal sum, any increase in the current charges, and/or poor investment returns could increase your risk of lapse.

      Your Policy will enter a 61-day pre-lapse grace period if either of the following occurs:

      - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are less than the cumulative minimum premiums, and the Surrender Value is not large enough to cover the monthly deduction when due; or

      - total premiums paid (minus withdrawals, but not including surrender charges or the processing fee) are greater than the cumulative minimum premiums, but the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrender the Policy, is too low to pay the entire monthly deduction when due.


      Whenever your Policy enters the 61-day grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment during the grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. We will notify you if a grace period begins and of the payment due.


      A POLICY LAPSE MAY HAVE ADVERSE TAX CONSEQUENCES.

      You may reinstate a lapsed Policy within three years after the Policy enters the grace period, if the insured meets our insurability requirements and you pay the amount we require. We will not reinstate a Policy that has been surrendered for the Surrender Value.

                                    TAX RISKS

      A Policy must satisfy certain requirements in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of Tax Code requirements to a Policy issued on a special premium class basis particularly if the full amount of premiums permitted under the Policy is paid.

      Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under Federal tax laws. In addition, any Section 1035 Exchange coming from a policy that is a MEC makes the new Policy a MEC. If a Policy is treated as a MEC, then withdrawals, a surrender and loans under a Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of withdrawals, a surrender and loans taken before you reach age 59-1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.

      Tax laws are unclear in a variety of areas. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR PARTIAL WITHDRAWALS AT ANY TIME IN THE FUTURE, AND/OR YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

                           LIMITS ON CASH WITHDRAWALS

      The Policy permits you to take only one partial withdrawal in any calendar quarter, and only after the first Policy year has been completed. The amount you may withdraw is limited to 75% of the Surrender Value. You may not withdraw less than $500. If 75% of the Surrender Value is less than $500, then a partial withdrawal is not available.

      A withdrawal reduces the Surrender Value and Contract Value and will increase the risk that the Policy will lapse. A withdrawal also may have tax consequences.

      A withdrawal will reduce the death benefit. If you select a level death benefit (Option B), a partial withdrawal will permanently reduce the principal sum by the amount of the withdrawal (not including the processing fee). If a variable death benefit (Option A) is in effect when you make a withdrawal, the death benefit will be reduced by the amount that the Contract Value is reduced.

                                   LOAN RISKS


      A Policy loan, whether or not repaid, will affect Contract Value over time because we subtract the amount of the loan from the subaccounts and fixed account and place this amount into the loan account as collateral. We credit a fixed interest rate of 2.5% per year to the loan account. We also charge interest on amounts in the loan account at a rate of 2.75% compounded annually. As a result, the loan collateral does not participate in the investment results of the subaccounts nor does it receive as high an interest rate as amounts allocated to the fixed account. The longer the loan is outstanding, the greater the effect on Contract Value is likely to be. Depending on the investment results of the subaccounts and the interest rate charged against and credited to the fixed account, the effect could be favorable or unfavorable.


      A Policy loan affects the death benefit because a loan reduces the death benefit proceeds by the amount of the outstanding loan, plus any interest you owe on Policy loans.

      A Policy loan will increase the risk that the Policy will lapse. There is a risk that if the loan amount, together with poor investment performance and payment of monthly insurance charges, reduces your Surrender Value (or Contract Value, in certain circumstances) to an amount that is not large enough to pay the monthly deduction when due, then the Policy will enter the 61-day grace period, and possibly lapse. Adverse tax consequences could result. In addition, the tax consequences of loans are uncertain. You should consult a tax adviser about such loans.

                      INCREASE IN CURRENT FEES AND EXPENSES

      Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums you pay to keep the Policy in force.

                          EFFECTS OF SURRENDER CHARGES

      The surrender charges under this Policy are significant during the first five Policy years and during the five years after any elected increase in principal sum. It is likely that you will receive no Surrender Value if you surrender your Policy in the early Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial principal sum for a substantial period of time.

      Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse. If you have not paid sufficient premiums, the Surrender Value is the measure we use to determine whether your Policy will enter a grace period, and possibly lapse.

PORTFOLIO RISKS

      A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

      There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLE


      The following tables describe the fees and charges that you will pay when buying and owning the Policy.(1) If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay since you may not be of the same age, gender, and risk case as the typical insured.


      The first table describes the fees and charges that you will pay when you pay premiums, make cash withdrawals from the Policy, fully surrender the Policy, transfer cash value among the subaccounts and the fixed account, or increase the principal sum of the Policy.

                                TRANSACTION FEES


                                                                                      AMOUNT DEDUCTED(2)
                                                                        ---------------------------------------------------
                                                                               GUARANTEED
               CHARGE                        WHEN CHARGE IS DEDUCTED         MAXIMUM CHARGE             CURRENT CHARGE
---------------------------------------     -------------------------   ------------------------   ------------------------
PREMIUM CHARGE                                 Upon payment of each      4.25% of premiums paid     4.25% of premiums paid
                                                     premium
PARTIAL WITHDRAWAL CHARGE                      Upon cash withdrawal        2.0% of the amount         2.0% of the amount
                                                                        withdrawn, not to exceed   withdrawn, not to exceed
                                                                                   $25                        $25
SURRENDER CHARGE(3)                           Upon full surrender of     Sum of all underwriting    Sum of all underwriting
                                            the Policy during first 5       and sales charges          and sales charges
                                            Policy years, or within 5    remaining on the Policy    remaining on the Policy
                                               years following any
                                            increase in principal sum
         Minimum Charge(4)                                                $11.52 per $1,000 of       $11.52 per $1,000 of
                                                                              Principal Sum              Principal Sum
         Maximum Charge(5)                                                $51.68 per $1,000 of       $51.68 per $1,000 of
                                                                              Principal Sum              Principal Sum
         Charge for a policy issued at                                    $18.91 per $1,000 of       $18.91 per $1,000 of
        age 37, during the 3rd month                                          Principal Sum              Principal Sum
        after issue
TRANSFER CHARGE                                   Upon transfer                    $25              First 12 transfers in a
                                                                                                     Policy year are free,
                                                                                                    $25 for each subsequent
                                                                                                           transfer
ADDITIONAL ANNUAL REPORT FEE                     Upon request for                  $5                         $5
                                             additional annual report
OPTIONAL RIDER CHARGE
 ACCELERATED BENEFIT RIDER FOR TERMINAL       When a benefit is paid     $150 plus the Actuarial    $150 plus the Actuarial
     ILLNESS(6)                                  under this rider               Discount                   Discount


------------------

(1) The actual charges assessed under the Policy may be somewhat higher or lower than the charges shown in the fee table because fee table charges have been rounded off in accordance with SEC regulations.



(2) We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.



(3) The surrender charge is equal to the sum of all remaining monthly underwriting and sales charges you would pay if the Policy stayed in force for five years from the date of issue (or date of principal sum increase), or until the maturity date, if earlier. The surrender charge is based upon the issue age of the insured (or the attained age at time of principal sum increase). The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more information about the surrender charges that apply to you by referring to the table of Underwriting and Sales Charges in this prospectus or by contacting your agent.



(4) This minimum charge is based on an insured age 21 at issue, during the 12th month after the Policy is issued.



(5) This maximum charge is based on an insured for a Policy that is issued at any age, with an increase in principal sum at attained age 65, during the 1st month after this increase.



(6) The administrative charge for this rider varies by state. It is guaranteed to equal $150 in TX and $0 in MS and NE. In addition to the administrative charge, we reduce the single sum benefit at the time of payment by an actuarial discount to compensate us for lost income due to early payment of the benefit.

      The table below describes the fees and charges that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. Portfolio fees and expenses are additional daily charges that you will pay and they are shown in the table following this one.


            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                         AMOUNT DEDUCTED
                                                                        ----------------------------------------------------
                                                                               GUARANTEED
                   CHARGE                     WHEN CHARGE IS DEDUCTED         MAXIMUM CHARGE             CURRENT CHARGE
------------------------------------------   ------------------------   -------------------------   ------------------------
MONTHLY ADMINISTRATIVE CHARGE                  Monthly on the issue          $10.00 per month            $7.00 per month
                                             date and on each monthly
                                                     due date

COST OF INSURANCE FOR THE BASE POLICY (7)      Monthly on the issue         Per $1,000 of Risk         Per $1,000 of Risk
(NO SPECIAL PREMIUM CLASS CHARGE OR EXTRA    date and on each monthly    Insurance Amount(10) each    Insurance Amount each
RATINGS) (8)                                        due date (9)                   month                       month

     -  Minimum Charge (11)                                                   $0.09 per $1,000            $0.03 per $1,000

     -  Maximum Charge (12)                                                  $83.33 per $1,000           $66.67 per $1,000

     -  Charge for a male insured, issue                                      $0.21 per $1,000            $0.07 per $1,000
        age 37, in the preferred nonsmoker
        premium class, with a principal
        sum greater than or equal to
        $100,000 in Policy year 1

MONTHLY SPECIAL PREMIUM CLASS CHARGE (13)      Monthly on the issue     Factor multiplied by Cost     Factor multiplied by
                                             date and on each monthly      of Insurance Charge      Cost of Insurance Charge
                                                     due date

     -  Minimum Charge                                                            1                           1

     -  Maximum Charge                                                            5                           5

     -  Charge for an insured in a                                                1                           1
        standard premium class (not in a
        Special Premium Class)


-----------------------

(7) Cost of insurance charges are based on the insured's issue age, sex, and premium class, the Risk Insurance Amount, the number of months since the issue date and the amount of principal sum. The cost of insurance rate you pay increases annually with the age of the insured. We currently charge higher cost of insurance rates for Policies with a principal sum of less than $100,000. If you reduce your principal sum below $100,000 at any time, then the higher rates will apply. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy will indicate the guaranteed maximum cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your agent.



(8) Special Premium Class charges and extra ratings are additional charges assessed on policies insuring individuals considered to have higher mortality risks based on our underwriting standards and guidelines.



(9)  The cost of insurance charge is assessed until the insured attains age
     100.



(10) The Risk Insurance Amount equals the death benefit on a monthly due date, minus the Contract Value at the end of the Business Day preceding the monthly due date, plus the monthly administrative charge, the monthly underwriting and sales charge, and any charges for riders.



(11) This minimum charge is based on an insured with the following characteristics: female preferred nonsmoker, principal sum greater than $100,000, issue age 21, during the first Policy year.



(12) This maximum charge is based on any insured at attained age 99 in any underwriting class who does not have a special premium class rating. This maximum charge will be higher for a Policy with a special premium class rating or flat extra monthly charge.



(13) If the insured is in a special premium class, the cost of insurance charge will be the base rate times a special premium rating factor shown on the Policy's specifications page. The monthly special premium class charge shown in the table may not be representative of any charges you may pay. If the monthly special premium class charge applies to your Policy, the charge will be shown on the Policy's specification page. You can obtain more information about this charge by contacting your agent.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                         AMOUNT DEDUCTED
                                                                        ----------------------------------------------------
                                                                               GUARANTEED
                   CHARGE                     WHEN CHARGE IS DEDUCTED         MAXIMUM CHARGE             CURRENT CHARGE
------------------------------------------   ------------------------   -------------------------   ------------------------
FLAT EXTRA MONTHLY CHARGE (14)                 Monthly on the issue         Per $1,000 of Risk         Per $1,000 of Risk
                                             date and on each monthly     Insurance Amount each       Insurance Amount each
                                                     due date                     month                       month
       -  Minimum Charge                                                        $0 per $1,000               $0 per $1,000

       -  Maximum Charge                                                    $1,000 per $1,000           $25.00 per $1,000

       -  Charge for an insured in a                                            $0 per $1,000               $0 per $1,000
         standard premium class

MONTHLY UNDERWRITING AND SALES CHARGE (15)     Monthly on issue date      Per $1,000 of original     Per $1,000 of original
                                              and on each monthly due     principal sum (or any       principal sum (or any
                                                date during first 5       principal sum increase)    principal sum increase)
                                             Policy years or within 5          each month:                 each month:
                                             years after any increase
                                                 in principal sum

       - Minimum Charge (16)                                                 $0.24 per $1,000           $0.24 per $1,000

       - Maximum Charge (17)                                                 $0.88 per $1,000           $0.88 per $1,000

       - Charge for a policy issued at age                                   $0.34 per $1,000           $0.34 per $1,000
         37, during the first year

MORTALITY AND EXPENSE RISK CHARGE                    Daily                 0.70% (on an annual         0.70% (on an annual
                                                                           basis) of daily net         basis) of daily net
                                                                        assets in the subaccounts         assets in the
                                                                           during the first ten      subaccounts during the
                                                                           policy years, 0.35%       first ten policy years,
                                                                         during years 11 through      0.35% during years 11
                                                                        20 and 0.25% after year 20    through 20 and 0.25%
                                                                                                          after year 20

LOAN INTEREST SPREAD (18)                       At the end of each       0.25% annually of amount   0.25% annually of amount
                                                    Policy year              in loan account             in loan account


----------


(14) A flat extra monthly charge is assessed on policies insuring individuals considered to have higher mortality risks according to our underwriting standards and guidelines. Flat extra charges usually apply to insureds in hazardous occupations, to insureds who participate in hazardous avocations, such as aviation, and to insureds with certain physical impairments. Any flat extra charge will be shown on the Policy's specifications page. The flat extra monthly charge shown in the table may not be representative of the charges you will pay. You can obtain more information about the charge by contacting your agent.



(15) The monthly underwriting and sales charge is a flat charge that is assessed during the first 5 Policy years after issue or after an increase in principal sum. The charge is set based on the insured's age at issue or when the principal sum is increased; the rate of the charge will increase with the insured's age. The monthly underwriting and sales charge shown in the table may not be representative of the charges you will pay. You can obtain more information about this charge by contacting your agent.



(16) This minimum charge is based on an insured that is 21 at issue, assuming no subsequent increases in principal sum.



(17) This maximum charge is based on an insured at any issue age, when the principal sum is increased at attained age 65.



(18) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (2.75% compounded annually, guaranteed maximum) and the amount of interest we credit to the amount in your loan account (2.5% annually, guaranteed minimum).

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES


                                                                                         AMOUNT DEDUCTED
                                                                        ----------------------------------------------------
                                                                               GUARANTEED
                   CHARGE                     WHEN CHARGE IS DEDUCTED         MAXIMUM CHARGE             CURRENT CHARGE
------------------------------------------   ------------------------   -------------------------   ------------------------
OPTIONAL RIDER CHARGE:

MONTHLY DISABILITY BENEFIT RIDER(19)           Monthly on issue date       Charge assessed each       Charge assessed each
                                              and on each monthly due   month per $100 of monthly       month per $100 of
                                                       date                      benefit                 monthly benefit

       -  Minimum Charge(20)                                             $6 per month per $100 of   $4 per month per $100 of
                                                                             monthly benefit             monthly benefit

       -  Maximum Charge(21)                                             $40 per month per $100 of  $30 per month per $100
                                                                             monthly benefit           of monthly benefit

       -  Charge at the insured's attained                               $7 per month per $100 of   $4.50 per month per $100
          age 40                                                               monthly benefit           of monthly benefit


------------------------

(19) The Monthly Disability Benefit Rider charge depends on the insured's attained age and generally increases as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.



(20) This charge is for an insured at attained age 21.



(21) This charge is for an insured at attained age 56 or older whose medical condition, occupation or avocations at issue lead the Company to believe the insured's risk of disability is roughly double that of a typical insured.



      The following table shows the range of portfolio fees and expenses for the fiscal year ended December 31, 2004. Expenses of the portfolios may be higher or lower in the future. You can obtain more detailed information concerning each portfolio's fees and expenses in the prospectus for each portfolio.



RANGE OF ANNUAL OPERATING EXPENSES FOR THE PORTFOLIOS DURING 2004 (1)



                                                                                              LOWEST           HIGHEST
                                                                                              ------           -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1
 fees, and other expenses)                                                                     __%               __%



(1) The portfolio expenses used to prepare this table were provided to Farmers by the fund(s). Farmers has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2004. Current or future expenses may be greater or less than those shown.



      The next table shows the fees and expenses charged by each portfolio for the fiscal year ended December 31, 2004.



ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets as a percentage of average daily net assets in the portfolio as of December 31, 2004):



                                                                                                        FEE
                                                                                                       WAIVER
                                                                                          GROSS          OR      CONTRACTUAL
                                                                                          TOTAL       EXPENSE     NET TOTAL
                                                  MANAGEMENT      12B-1       OTHER       ANNUAL     REIMBURSE-     ANNUAL
NAME OF PORTFOLIO                                    FEES         FEES(1)   EXPENSES     EXPENSES       MENT       EXPENSES
------------------------------------------        ----------      -------   --------     --------    ----------  -----------
FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS ("VIP") (SERVICE CLASS SHARES)
  Fidelity VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2 SHARES)
  Franklin Small Cap Value Securities Fund

GOLDMAN SACHS VARIABLE INSURANCE TRUST
  Goldman Sachs VIT CORE(SM) Small Cap

                                                                                                       FEE
                                                                                                      WAIVER
                                                                                          GROSS         OR       CONTRACTUAL
                                                                                          TOTAL       EXPENSE     NET TOTAL
                                                  MANAGEMENT        12B-1     OTHER       ANNUAL     REIMBURSE-     ANNUAL
NAME OF PORTFOLIO                                    FEES          FEES(1)  EXPENSES     EXPENSES      MENT        EXPENSES
------------------------------------------        ----------       -------  --------     --------    ----------  -----------
   Equity Fund
  Goldman Sachs VIT Mid Cap Value Fund

JANUS ASPEN SERIES (SERVICE SHARES)
  Janus Aspen Mid Cap Growth Portfolio

SCUDDER INVESTMENTS VIT FUNDS (CLASS B SHARES)
  Scudder VIT Equity 500 Index Fund(2)                  %           0.25%         %           %            %            %

SCUDDER VARIABLE SERIES II (CLASS A SHARES)
SVS Dreman High Return Equity Portfolio

WM VARIABLE TRUST (CLASS 2 SHARES) EQUITY FUNDS
  WM Equity Income Fund                                 %           0.25%         %           %           N/A          N/A
  WM Growth & Income Fund                               %           0.25%         %           %           N/A          N/A
  WM Growth Fund                                        %           0.25%         %           %           N/A          N/A
  WM International Growth Fund                          %           0.25%         %           %           N/A          N/A
  WM Mid Cap Stock Fund                                 %           0.25%         %           %           N/A          N/A
  WM Small Cap Growth Fund (formerly WM Small
    Cap Stock Fund)                                     %           0.25%         %           %           N/A          N/A
  WM West Coast Equity Fund                             %           0.25%         %           %           N/A          N/A

WM VARIABLE TRUST (CLASS 2 SHARES) FIXED INCOME FUNDS
  WM Income Fund                                        %           0.25%         %           %           N/A          N/A
  WM Money Market Fund                                  %           0.25%         %           %           N/A          N/A
  WM Short Term Income Fund                             %           0.25%         %           %           N/A          N/A
  WM U.S. Government Securities Fund                    %           0.25%         %           %           N/A          N/A

WM VARIABLE TRUST (CLASS 2 SHARES) STRATEGIC ASSET MANAGEMENT (SAM) PORTFOLIOS(3)
  WM SAM Balanced Portfolio                             %           0.25%         %           %           N/A          N/A
  WM SAM Conservative Balanced Portfolio                %           0.25%         %           %           N/A          N/A
  WM SAM Conservative Growth Portfolio                  %           0.25%         %           %           N/A          N/A
  WM SAM Flexible Income Portfolio                      %           0.25%         %           %           N/A          N/A
  WM SAM Strategic Growth Portfolio                     %           0.25%         %           %           N/A          N/A

----------
(1) 12b-1 Fees represent servicing fees which are paid to Farmers for certain administrative and account maintenance services provided by Farmers to Policy owners investing in these Funds. The 12b-1 distribution plan is described in the Portfolios' prospectus and statement of additional information. Because the 12b-1 fees are paid out of portfolio assets on an on-going basis, over time these fees will increase the cost of an investment, and may cost more than paying other types of sales charges.


(2) The investment manager, the underwriter, and the accounting agent of the Scudder Investments VIT Funds have contractually agreed to limit their fees and to reimburse other expenses to the extent necessary to limit all expenses to % of the Scudder VIT Equity 500 Index Fund's average daily net assets until April 30, 2005.



(3) Each WM SAM Portfolio is an asset-allocation "fund of funds" that typically allocates its assets, within predetermined percentage ranges, among certain Funds of the WM Variable Trust and the WM High Yield Fund (the "Funds"). Each Portfolio has its own set of operating expenses, as does each of the Funds in which it invests. If you choose to invest in one of the WM SAM Portfolios subaccounts, you will be responsible for the indirect expense of the applicable WM SAM Portfolio as well as those of its Funds. Each WM SAM Portfolio indirectly bears a proportionate share of the applicable expenses of the Funds (including management fees) and is a shareholder of the Funds. Depending on which Funds are held by a WM SAM Portfolio and in what proportion, the fees will vary over time. "Other Expenses" and "Gross Total Annual Expenses" shows combined annual expenses for each WM SAM Portfolio and the Funds in which the Portfolio invests. The expenses shown assume a constant allocation by each Portfolio of its assets among the Funds identical to such Portfolio's actual allocation at December 31, 2004. A Portfolio's actual expenses may be higher or lower as a result of changes in the allocation of the Portfolio's assets among the Funds, and the expenses of the Fund and of the Portfolio.

                               DISTRIBUTION COSTS

      For information concerning the amount of commissions paid to agents for the sale of the Policies, see "Distribution of the Policies."

                           HYPOTHETICAL ILLUSTRATIONS

      We provide hypothetical illustrations at the end of this prospectus to show what the Contract Values, Surrender Values and Death Benefits would be for a hypothetical insured. These hypothetical illustrations are based on hypothetical rates of return of the subaccounts that are not guaranteed. Furthermore, the hypothetical illustrations reflect some of the charges we deduct under the Policy, and assume costs of insurance rates for a hypothetical insured person. Your rates of return and insurance charges may be higher or lower than those shown in these illustrations. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular subaccounts, the amounts we deduct from your Contract Value for the monthly deduction, the portfolios' performance and expenses, and any loan and partial withdrawal history.

      Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with personalized illustrations that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. You should request personalized illustrations from your agent to help you decide what level of premium payments to pay in your particular circumstances.

FARMERS NEW WORLD LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT

                    FARMERS NEW WORLD LIFE INSURANCE COMPANY

      Farmers New World Life Insurance Company ("Farmers") is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040. We are obligated to pay all benefits under the Policy.

                                THE FIXED ACCOUNT

      You may allocate some or all of your premium payments and transfer some or all of your Contract Value to the fixed account. The fixed account offers a guarantee of principal accumulating at a specified rate of interest that will be reduced by deductions for fees and expenses. The fixed account is part of Farmers' general account. We use our general assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, Farmers has sole discretion over investment of the fixed account's assets. Farmers bears the full investment risk for all amounts contributed to the fixed account. Farmers guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.5%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. All assets in the general account are subject to our general liabilities from business operations. The fixed account may not be available in all states.

      Money you place in the fixed account will earn interest that is compounded annually and accrues daily at the current interest rate in effect at the time of your allocation. We intend to credit the fixed account with interest at current rates in excess of the minimum guaranteed rate of 2.5%, but we are not obligated to do so. We have no specific formula for determining current interest rates.

      The fixed account value will not share in the investment performance of our general account. Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the fixed account will be credited with different current interest rates. You assume the risk that interest credited to amounts in the fixed account may not exceed the minimum 2.5% guaranteed rate.

      We reserve the right to change the method of crediting interest from time to time, provided that such changes do not reduce the guaranteed rate of interest below 2.5% per year or shorten the period for which the interest rate applies to less than one year (except for the year in which such amount is received or transferred).

      We currently allocate amounts from the fixed account for partial withdrawals, transfers to the subaccounts, or charges for the monthly deduction on a last in, first out basis ("LIFO") for the purpose of crediting interest.

      The fixed account is not registered with the Securities and Exchange Commission ("SEC"). The disclosures included in this prospectus about the fixed account are for your information and have not been reviewed by the staff of the SEC. However, fixed account disclosure may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

THE VARIABLE ACCOUNT AND THE PORTFOLIOS

                              THE VARIABLE ACCOUNT

      Farmers established the variable account as a separate investment account under the law of the State of Washington on April 6, 1999. Farmers owns the assets in the variable account. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the Federal securities laws.

      The variable account is divided into subaccounts, each of which invests in shares of one portfolio of a fund.

      Income, gains, and losses credited to, or charged against, a subaccount of the variable account reflect the subaccount's own investment experience and not the investment experience of our other assets. The variable account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the variable account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

      CHANGES TO THE VARIABLE ACCOUNT. We reserve the right in our sole discretion, and subject to applicable law, to add, close, remove, or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law. Some of these future changes may be the result of changes in applicable laws or interpretation of the law.

                                 THE PORTFOLIOS


      Each subaccount of the variable account invests exclusively in shares of a designated portfolio of a fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the funds by the SEC.


      The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio.

      Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies and restrictions of that portfolio.

      Some of the portfolios have been established by investment advisers that manage retail mutual funds sold directly to the public having similar names and investment objectives to the portfolios available under the Policy. While some of the portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, you should understand that the portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named portfolio may differ substantially from the portfolios available through this Policy.

      An investment in a subaccount, or in any portfolio, including the WM Money Market Fund, is not insured or guaranteed by the U.S. Government and there can be no assurance that the WM Money Market Fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the money market subaccount may become extremely low and possibly negative.


                     INVESTMENT OBJECTIVES OF THE PORTFOLIOS


      The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, CONDITIONS OF INVESTING, AND FEES AND EXPENSES OF EACH PORTFOLIO IN THE PROSPECTUSES FOR THE PORTFOLIOS THAT ARE ATTACHED TO THIS PROSPECTUS. YOU SHOULD READ THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY.



PORTFOLIO                                                  INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------                                                  -------------------------------------------
FIDELITY VIP MID CAP               Seeks long-term growth of capital.  Investment adviser is Fidelity Management & Research Company.
PORTFOLIO (SERVICE CLASS)          The sub-advisor is FMR Co., Inc., Fidelity Management & Research (U.K.), Inc., Fidelity
                                   Management & Research (Far East), Inc., and Fidelity Investments Japan Limited.

FRANKLIN SMALL CAP VALUE
SECURITIES FUND (CLASS 2
SHARES)

GOLDMAN SACHS CORE(SM)             Seeks long-term growth of capital. Investment adviser is Goldman Sachs Asset Management, L.P.
SMALL CAP EQUITY FUND

GOLDMAN SACHS MID CAP              Seeks long-term capital appreciation. Investment adviser is Goldman Sachs Asset
VALUE FUND                         Management, L.P.

JANUS ASPEN MID CAP                Seeks long-term growth of capital. Investment adviser is Janus Capital.
GROWTH PORTFOLIO (SERVICE
SHARES)

SCUDDER VIT EQUITY 500             Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of
INDEX FUND (CLASS B)               the Standard & Poor's 500 Composite Stock Price Index which emphasizes stocks of large US companies.  Investment adviser is Deutsche Asset Management, Inc.

SVS DREMAN HIGH RETURN             Seeks to achieve a high rate of total return.  Investment adviser is Deutsche Investment
EQUITY PORTFOLIO (CLASS A)         Management Americas Inc.; investment sub-adviser is Dreman Value Management L.L.C.

WM EQUITY INCOME FUND              Seeks to provide a relatively high level of current income and long-term growth of income and
(CLASS 2)                          capital. Investment adviser is WM Advisors, Inc.

WM GROWTH & INCOME                 Seeks to provide long-term capital growth. Current income is a secondary consideration.
FUND (CLASS 2)                     Investment adviser is WM Advisors, Inc.

WM GROWTH FUND (CLASS 2)           Seeks to provide long-term capital appreciation. Investment adviser is WM Advisors, Inc.

WM WEST COAST EQUITY               Seeks to provide long-term growth of capital. Investment adviser is WM Advisors, Inc.
FUND (CLASS 2)

WM MID STOCK FUND                  Seeks to provide long-term capital appreciation.  Investment adviser is WM Advisors, Inc.
(CLASS 2)

WM SMALL CAP GROWTH                Seeks to provide long-term capital appreciation.  Investment adviser is WM Advisors, Inc.
FUND (FORMERLY WM SMALL
CAP STOCK FUND) (CLASS 2)

WM INTERNATIONAL GROWTH            Seeks to provide long-term capital appreciation. Investment adviser is WM Advisors, Inc.
FUND (CLASS 2)

WM INCOME FUND (CLASS 2)           Seeks to provide a high level of current income consistent with preservation of capital.
                                   Investment adviser is WM Advisors, Inc.

PORTFOLIO                                                  INVESTMENT OBJECTIVE AND INVESTMENT ADVISER
---------                                                  -------------------------------------------
WM MONEY MARKET FUND               Seeks to maximize current income while preserving capital and maintaining liquidity. Investment
(CLASS 2)                          adviser is WM Advisors, Inc.

WM SHORT TERM INCOME FUND          Seeks to provide as high a level of current income as is consistent with prudent investment
(CLASS 2)                          management and stability of principal. Investment adviser is WM Advisors, Inc.

WM U.S. GOVERNMENT                 Seeks to provide a high level of current income, consistent with safety and liquidity. Investment
SECURITIES FUND (CLASS 2)          adviser is WM Advisors, Inc.

WM SAM BALANCED                    Seeks to provide as high a level of total return (consisting of reinvested income and capital
PORTFOLIO (CLASS 2)                appreciation) as is consistent with reasonable risk. In general, relative to the other portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.
                                   Investment adviser is WM Advisors, Inc.

WM SAM CONSERVATIVE                Seeks to provide a high level of total return (consisting of reinvestment of income and  capital
BALANCEDS PORTFOLIO (CLASS 2)      appreciation), consistent with a moderate degree of principal risk. In general, relative to the other portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk. Investment adviser is WM Advisors, Inc.

WM SAM CONSERVATIVE                Seeks to provide long-term capital appreciation. In general, relative to the other  portfolios,
GROWTH PORTFOLIO (CLASS 2)         the Conservative Growth Portfolio should offer you the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk. Investment adviser is WM Advisors, Inc.

WM SAM FLEXIBLE INCOME             Seeks to provide a high level of total return (consisting of reinvestment of income with some
PORTFOLIO (CLASS 2)                capital appreciation). In general, relative to the other portfolios, the Flexible Income
                                   Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk. Investment adviser is WM Advisors,
                                   Inc.

WM SAM STRATEGIC GROWTH            Seeks to provide long-term capital appreciation. In general, relative to the other  portfolios,
PORTFOLIO (CLASS 2)                the Strategic Growth Portfolio should offer you the potential for a high level of capital growth, and a corresponding level of principal risk. Investment adviser is WM Advisors, Inc.


     In addition to the variable account, the funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies as well as to qualified plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Farmers nor the mutual funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each fund's Board of Directors (or Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.


     If a fund's Board of Directors (or Trustees) were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Farmers will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

     PLEASE READ THE ATTACHED PROSPECTUSES FOR THE PORTFOLIOS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

                             SELECTION OF PORTFOLIOS



     We select the portfolios offered through the Policy based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the qualification of each investment firm. Another factor we consider during the selection process is whether the portfolio, its investment adviser, or an affiliate of the investment adviser will compensate us for providing certain administrative, marketing and support services. We have also considered whether the portfolio's investment adviser is one of our affiliates. For a discussion of the administrative, marketing, and support fees we receive from the underlying portfolios, see the "Administrative, Marketing, and Support Service Fee" section in the SAI.


                         AVAILABILITY OF THE PORTFOLIOS

     We do not guarantee that each portfolio will always be available for investment through the Policies.

     We reserve the right, subject to applicable law, to add new portfolios or classes of portfolio shares, remove or close existing portfolios or classes of portfolio shares, or substitute portfolio shares held by any subaccount for shares of a different portfolio. New or substitute portfolios or classes of portfolio shares may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not add, remove or substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

                       YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as you and other Policy owners instruct, so long as such action is required by law.


     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Contract Value you have in that portfolio (as of a date set by the portfolio). When we solicit your vote, the number of votes you have will be calculated separately for each subaccount in which you have an investment.

     If we do not receive voting instructions on time from some owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Policy owners advising you of the action and the reasons we took such action.

THE POLICY

                               PURCHASING A POLICY


     To purchase a Policy, you must send the application and, in most cases an initial premium, to us through any licensed Farmers insurance agent who is also a registered representative of a broker-dealer having a selling agreement with the principal underwriter that offers the Policy, Farmers Financial Solutions, LLC.


     There may be delays in our receipt of an application that are outside of our control because of the failure of the agent to forward the application to us promptly, or because of delays in determining that the Policy is suitable for you. Any such delays will affect when your Policy can be issued and when your initial premium is allocated to one or more subaccounts of the variable account and/or to the fixed account.

     Acceptance of an application is subject to our insurance underwriting. We use different underwriting standards in relation to the Policy. We can provide you with details as to these underwriting standards when you apply for a Policy. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

     We reserve the right to decline an application for any reasons subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or canceled, the full amount paid with the application will be refunded.

     We determine the minimum principal sum (death benefit) for a Policy based on the attained age of the insured when we issue the Policy. The minimum principal sum for the preferred premium class is $100,000, and $50,000 for all others. The maximum issue age for insureds is age 75. We base the minimum initial premium for your Policy on a number of factors including the age, sex and premium class of the insured and the amount of the principal sum. We currently require a minimum initial premium as shown on the Policy's specifications page.

                        TAX-FREE SECTION 1035' EXCHANGES

     You can generally exchange one life insurance policy for another in a tax-free exchange' under Section 1035 of the Tax Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods, during which benefits may be denied in certain circumstances. Your old policy's suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                      WHEN INSURANCE COVERAGE TAKES EFFECT

     TEMPORARY INSURANCE COVERAGE. If the proposed insured meets our eligibility requirements for temporary insurance coverage, then we will provide the proposed insured with temporary insurance coverage in the amount of $50,000. The conditions and eligibility requirements for temporary insurance coverage are detailed in the Temporary Insurance Agreement included with the Policy application.

     Temporary insurance coverage terminates automatically, and without notice, on the earliest of:

     -    The date full insurance coverage becomes effective; or

     - The date the proposed insured receives notice that their application has been declined, and in no event later than 12:01 a.m. Pacific Time of the fifth day after Farmers has mailed a letter giving such notice; or

     - The date the proposed insured or the owner signs a request to cancel the application or rejects the Policy if issued.

     FULL INSURANCE COVERAGE. If we issue the Policy as applied for, full insurance coverage under the Policy will take effect on the issue date, provided sufficient payment has been received. If we issue a Policy other than as applied for, full insurance coverage will take effect either upon the completion of all underwriting and owner payment for and acceptance of the Policy, or on the issue date, whichever is later. The issue date will be printed in the Policy and may be several days later than when the Policy is delivered to you. Full insurance coverage will not begin before the issue date printed in the Policy.

     Generally, we will issue the Policy if we determine that the insured meets our underwriting requirements and we accept the original application. On the issue date, we will allocate your premium (multiplied by the percent of premium factor) to the fixed account until the reallocation date and we will begin to deduct monthly deductions from your Contract Value. See "Allocating Premiums."

     BACKDATING. We may sometimes backdate a Policy, if you request, by assigning an issue date earlier than the record date so that you can obtain lower cost of insurance rates, based on a younger insurance age. We will not backdate a Policy earlier than the date the application is signed. For a backdated Policy, monthly deductions including cost of insurance charges and underwriting and sales charges will begin on the backdated issue date. You will therefore incur charges for the period between the issue date and the record date as though full insurance coverage is in effect during this period, even though full coverage does not in fact begin until the record date (or a few days prior to the record date in some cases).

                  CANCELING A POLICY (RIGHT-TO-EXAMINE PERIOD)

      You may cancel a Policy during the "right-to-examine period" by returning it to our Home Office. In most states, the right-to-examine period expires 10 days after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the right-to-examine period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund an amount equal to the greater of Contract Value at the end of the Valuation Date on which we receive the returned Policy at our Home Office or the sum of all premiums paid for the Policy.


      POLICIES SOLD IN CALIFORNIA. If you purchase your Policy in California, and are 60 years of age or older at the time, the right-to-examine period lasts for 30 days from the date you receive the Policy. You may cancel the Policy at any time during the right-to-examine period by returning it to our Home Office at Mercer Island, Washington or to the agent who sold you the Policy.



      During the 30-day right-to-examine period, we will place your premium in the fixed account, unless you specifically direct that we allocate your premium to the subaccounts and fixed account you selected on the application. We will credit your premium(s) placed in the fixed account with interest at the current fixed account interest rate. If your premium is placed solely in the fixed account, we will refund to you all premiums and Policy fees you paid as of the business day on which we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier).



      If you have directed that your premium be invested in the subaccounts, rather than the fixed account, during the right-to-examine period, we will refund you only the Contract Value. The Contract Value refunded will be as of the business day we receive your cancelled Policy at our Home Office (or your agent received your cancelled Policy, if earlier). Any amounts refunded will reflect the investment performance of the subaccounts you selected, and the fees and charges that we deduct. YOU BEAR THE RISK THAT A REFUND OF YOUR CONTRACT VALUE COULD BE LESS THAN THE PREMIUM YOU PAID FOR THIS POLICY. If you decide to cancel this Policy after the right-to-examine period, cancellation during the surrender charge period may result in a surrender charge.


                                STATE VARIATIONS


      Any state variations in the Policy are described in a special policy form used in that state. This Prospectus provides a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents. If you would like an additional copy of your Policy and its endorsements and riders, if any, contact our Service Center.


                                 OTHER POLICIES


      We offer other life insurance policies that have different investment options, death benefits, policy features, and optional benefits. These other policies also have different charges that would result in different performance levels for these policies than this Policy. For more information about other policies, please contact our Service Center or your agent.


                                OWNERSHIP RIGHTS

      The Policy belongs to the owner named in the application. The owner may exercise all of the ownership rights and options described in the Policy. The insured is the owner unless the application specifies a different person as the owner. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the insured. The owner may designate the beneficiary (the person to receive the death benefit when the insured dies) in the application.

Changing the      -     You may change the owner by providing a written request
Owner                   to us at any time while the insured is alive.

                  - The change takes effect on the date that the written request is signed.

                  - We are not liable for any actions we may have taken before we received the written request.

                  - Changing the owner does not automatically change the beneficiary.

                  Changing the owner may have tax consequences. You should consult a tax adviser before changing the owner.

Selecting         -     If you designate more than one beneficiary, then each
and Changing            beneficiary shares equally in any death benefit proceeds
the Beneficiary         unless the beneficiary designation states otherwise.

                  - If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

                  - If both the beneficiary and contingent beneficiary die before the insured, then we will pay the death benefit to the owner or the owner's estate once the insured dies.

                  - You can request a delay clause that provides that if the beneficiary dies within a specified number of days (maximum 180 days) following the insured's death, then the death benefit proceeds will be paid as if the beneficiary had died first.

                  - You can change the beneficiary by providing us with a written request while the insured is living.

                  - The change in beneficiary is effective as of the date you sign the written request.

                  - We are not liable for any actions we may have taken before we received the written request.

Assigning the     -     You may assign Policy rights while the insured is alive.
Policy
                  -     The owner retains any ownership rights that are not
                        assigned.

                  - The assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

                  - Claims under any assignment are subject to proof of interest and the extent of the assignment.

                  -     We are not:

                        - bound by any assignment unless we receive a written notice of the assignment.

                        -     responsible for the validity of any assignment.

                        - liable for any payment we made before we received written notice of the assignment.

                  Assigning the Policy may have tax consequences. See "Federal Tax Considerations."

                              MODIFYING THE POLICY

      Only one of our officers may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

      Upon notice to you, we may modify the Policy to:

      - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

      - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

      -     reflect a change in the variable account's operations.

      If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                               POLICY TERMINATION

      Your Policy will terminate on the earliest of:

      -     the maturity date (insured's attained age 120)

      -     the date the insured dies

      -     the end of the grace period without a sufficient payment

      -     the date you surrender the Policy.

PREMIUMS

                               PREMIUM FLEXIBILITY

      You have flexibility to determine the frequency and the amount of the premiums you pay. You do not have to pay premiums according to any schedule. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum premium. PAYING THE MINIMUM PREMIUMS FOR THE POLICY WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force until maturity.

      Before the issue date of the Policy (or if premium is paid on delivery of the Policy, before the record date), we will require you to pay the premium indicated on your Policy's specification page. Thereafter, you may pay premiums ($25 minimum) at any time. You must send all premiums to our Service Center. We reserve the right to limit the number and amount of any unscheduled premiums. You may not pay any premiums after the insured reaches attained age 100.

      We multiply each premium by the percent of premium factor (currently 95.75%) and credit the resulting value to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and selling expenses.

      WE WILL TREAT ANY PAYMENT YOU MAKE AS A PREMIUM UNLESS YOU CLEARLY MARK IT AS A LOAN REPAYMENT. We have the right to limit or refund any premium, if the premium would disqualify the Policy as a life insurance contract under the Tax Code, or if the payment would increase the death benefit by more than the amount of the premium.

      PLANNED PREMIUMS. You may determine a planned premium schedule that allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned premiums by sending us a written request. We have the right to limit the amount of any increase in planned premiums. Even if you make your planned premiums on schedule, your Policy may lapse if your Surrender Value (or unloaned Contract Value, in certain circumstances) ever becomes less than the monthly deduction. See "Risk Summary," "Policy Lapse."

      ELECTRONIC PAYMENTS OR BILLING. If you authorize electronic payment of your premiums from your bank account, or if you ask to be billed for your planned premiums, the total amount of premiums being debited, or billed, must be at least $300 per year. You can be billed, or make electronic payments, on an annual, semi-annual, quarterly or monthly basis for the applicable fraction of $300, but the total for the year must add up to at least $300.

      You can stop paying premiums at any time and your Policy will continue in force until the earlier of the maturity date (when the insured reaches attained age 120), or the date when either (1) the insured dies, or (2) the grace period ends after the Surrender Value has been exhausted, or (3) we receive your signed request to surrender the Policy.


      TAX CODE PROCESSING. If we receive any premium payment that we anticipate will cause a Policy to become a modified endowment contract ("MEC") or will cause a Policy to lose its status as life insurance under

Section 7702 of the Tax Code, we will not accept the EXCESS PORTION of that premium. We will immediately notify the owner and give an explanation of the issue by sending a letter to the owner's address of record. We will refund the EXCESS premium no later than 2 weeks after receipt of the premium at the Service Center (the "refund date"), except in the following circumstances:


      a.    the tax problem resolves itself prior to the refund date; or

      b. the tax problem relates to a MEC and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issue involved.


      During this two-week period, we will hold such excess premiums in a suspense account until the refund date. Premiums held in the suspense account will not be credited interest. However, any premium applied will be applied to your Contract "as of" the date received.


                                MINIMUM PREMIUMS

      The full initial premium is the only premium required to be paid under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the minimum premium. PAYING THE MINIMUM PREMIUMS WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. It is likely that additional premiums will be necessary to keep the Policy in force to maturity.

      The initial minimum premium for two alternative payment modes (for example, annual and monthly) are shown on your Policy's specifications page. The minimum premium depends on a number of factors including the age, sex, and premium class of the proposed insured, and the principal sum.

      The minimum premium will change if:

      -     you increase or decrease the principal sum;

      -     you change the death benefit option;

      -     you change or add a rider;

      - you take a partial withdrawal when you have elected the level death benefit option (Option B); or

      - the insured's premium class changes (for example, from nicotine to non-nicotine, or from standard to substandard).

      If your Surrender Value (that is, the Contract Value, minus the surrender charge, and minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) becomes zero or less AND if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums under your Policy, then your Policy will enter a 61-day grace period. During the grace period, you must make a payment large enough to keep the Policy in force. The cumulative minimum premiums are the sum of all past monthly-mode minimum premiums since the issue date.

      But if the total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, then your Policy will enter a grace period only if your Contract Value, minus any outstanding loan amount (and any interest you would owe if you surrendered the Policy), is too low to pay the entire monthly deduction when due.


      Your Policy can lapse before maturity, depending on the premiums you pay and the investment results of the subaccounts in which you invest your Contract Value. Your agent can provide you with an illustration that can show how many years your Policy would stay in force under various premium and hypothetical investment scenarios. For certain issue ages, classes and Policy sizes, this illustration may show that regular payments of the minimum premium will keep your Policy in force several years even if investment results are very low and even if we impose the maximum charges allowed by the Policy. This is not true for all ages, classes, and investment results, however, so we encourage you to request an illustration from your agent to help you decide what level of premium payments to pay in your particular circumstances.

                               ALLOCATING PREMIUMS

      When you apply for a Policy, you must instruct us to allocate your initial premium(s) to one or more subaccounts of the variable account and to the fixed account according to the following rules.


      - You must put at least 1% of each premium in any subaccount you select or the fixed account.


      - Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

      You can change the allocation instructions for additional premiums without charge at any time by providing us with written notification (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions. Changing your allocation instructions will not change the way your existing Contract Value is apportioned among the subaccounts or the fixed account. We reserve the right to limit the number of premium allocation changes. We also reserve the right to limit the number of subaccount allocations in effect at any one time.

      Investment returns from amounts allocated to the subaccounts will vary with the investment experience of these subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

      On the issue date, we will allocate your premium(s) received, times the percent of premium factor, minus the monthly deduction(s), to the fixed account. If you make your first full premium payment upon delivery of the Policy, we will allocate your premium to the fixed account on the Business Day it is received at the Service Center. We also allocate any premiums we receive from the issue date to the reallocation date (the record date, plus the number of days in your state's right-to-examine period, plus 10 days) to the fixed account. While held in the fixed account, premium(s) will be credited with interest at the current fixed account rate. On the reallocation date, we will reallocate the Contract Value in the fixed account to the other subaccounts (at the unit value next determined) and the fixed account in accordance with the allocation percentages provided in the application.

      Unless additional underwriting is required or a situation described above in the "Tax Code Processing" section occurs, we invest all premiums paid after the reallocation date on the Business Day they are received in our Service Center. We credit these premiums to the subaccounts at the unit value next computed at the end of a Business Day on which we receive them at our Service Center. If we receive your additional premiums after the close of a Business Day, we will calculate and credit them as of the end of the next Business Day.

YOUR CONTRACT VALUES

YOUR CONTRACT     -     varies from day to day, depending on the investment
VALUE                   experience of the subaccounts you choose, the interest
                        credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

                  - serves as the starting point for calculating values under a Policy;

                  - equals the sum of all values in each subaccount, the loan account and the fixed account;

                  -     is determined on the issue date and on each Business
                        Day;


                  - on the issue date, equals the initial premium times the percent of premium factor, less the monthly deduction; and


                  - has no guaranteed minimum amount and may be more or less than premiums paid.

                                SUBACCOUNT VALUE

      Each subaccount's value is determined at the end of each Business Day. We determine your Policy's value in each subaccount by multiplying the number of units that your Policy has in the subaccount by the accumulation unit value of that subaccount at the end of the Business Day.

THE NUMBER OF     -     the initial units purchased at the unit value on the
UNITS IN ANY            issue date; PLUS
SUBACCOUNT ON ANY
BUSINESS DAY :    -     units purchased with additional premiums net of the
EQUALS                  percent of premium factor; PLUS

                  - units purchased via transfers from another subaccount or the fixed account; MINUS

                  - units redeemed to pay a pro-rata share of the monthly deductions; MINUS

                  - units redeemed to pay for partial withdrawals and any processing fees; MINUS

                  - units redeemed as part of a transfer to another subaccount, the loan account or the fixed account.

      Every time you allocate or transfer money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer, or withdrawal, by the unit value for that subaccount at the end of the Valuation Period.

                              SUBACCOUNT UNIT VALUE

      The accumulation unit value (or price) of each subaccount will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at the figure shown on the Variable Account's financial statements. The unit value may increase or decrease from one Valuation Period to the next. For a discussion of how unit values are calculated, see the SAI.

                               FIXED ACCOUNT VALUE

      On the issue date, the fixed account value is equal to the premiums paid multiplied by the percent of premium factor, less the first monthly deduction.

THE FIXED ACCOUNT -     the fixed account value on the preceding Business Day
VALUE AT THE ENDOF      plus interest from the preceding Business Day to the
ANY VALUATION           date of calculation; PLUS
PERIOD EQUALS:
                  -     the portion of the premium(s), multiplied by the percent
                        of premium factor, allocated to the fixed account since the preceding Business Day, plus interest from the date such premiums were received to the date of calculation;
                        PLUS

                  - any amounts transferred to the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

                  - the amount of any transfer from the fixed account to the subaccounts and the loan account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation, and any processing fee; MINUS

                  - the amount of any partial withdrawals and any processing fees deducted from the fixed account since the preceding Business Day, plus interest on those surrendered amounts from the effective date of each withdrawal to the date of calculation; MINUS

                  - a pro-rata share of the monthly deduction, on each Business Day when a monthly deduction is due.

      Your Policy's guaranteed minimum fixed account value will not be less than the minimum values required by the state where we deliver your Policy.

                               LOAN ACCOUNT VALUE

THE LOAN ACCOUNT  -     the loan account value on the preceding Business Day
VALUE AT THE ENDOF      plus interest from the preceding Business Day to the
ANY VALUATION           date of calculation; PLUS
PERIOD EQUALS:
                  -     any amounts transferred to the loan account since the
                        preceding Business Day, plus interest from the effective date of such transfers to the date of calculation; MINUS

                  - the amount of any transfer from the loan account to the subaccounts and the fixed account since the preceding Business Day, plus interest from the effective date of such transfers to the date of calculation.

      Interest is charged daily on Policy loans. Interest is due and payable at the end of each Policy year or, if earlier, on the date of any Policy loan increase or repayment. Any interest not paid when due will be transferred from the fixed account and subaccounts to the loan account on a pro-rata basis if sufficient funds are available for transfer. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

CHARGES AND DEDUCTIONS

      This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under the Policy may result in a profit to us.

SERVICES AND BENEFITS   -     the death benefit, surrender and loan benefits
WE PROVIDE:                   under the Policy and the benefits provided by
                              riders

                        -     investment options, including premium allocations

                        -     administration of elective options

                        -     the distribution of reports to owners

COSTS AND EXPENSES      -     costs associated with processing and underwriting
WE INCUR:                     applications, issuing and administering the
                               Policy (including any riders)

                        - overhead and other expenses for providing services and benefits

                        - sales and marketing expenses, including compensation paid in connection with the sale of the Policies

                        - other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

RISKS WE ASSUME         -     that the cost of insurance charges we deduct are
INCLUDE BUT ARE NOT           insufficient to meet our actual claims because
LIMITED TO:                   insureds die sooner than we anticipate

                        - that the costs of providing the services and benefits under the Policies exceed the charges we deduct

      All of the charges we deduct are used to pay aggregate Policy costs and expenses, including a profit to us, that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

                               PREMIUM DEDUCTIONS

      When you make a premium payment, we apply a percent of premium factor currently equal to 95.75% to the premium to determine the amount that we will allocate to the subaccounts and the fixed account according to your instructions. The 4.25% of each premium that we retain is the sum of 2%, which compensates us for a portion of our sales expenses, and 2.25%, which compensates us for the estimated average state premium taxes we expect to incur in the future. State premium tax rates vary from state to state, and currently range from 0% to 3.50% in the states in which the Policy is sold. The 2.25% estimated charge does not necessarily reflect the actual premium tax rate that applies to a particular Policy. If the actual premium tax rate is less than 2.25%, the difference between the actual rate and the 2.25% will be retained by us to help cover additional premium tax charges that may be imposed in the future, and to help cover premium taxes imposed on policies in states that charge a higher premium tax rate.

                                MONTHLY DEDUCTION

      We take a monthly deduction from the Contract Value on the issue date and on the Business Day nearest each monthly due date (the same day of each succeeding month as the issue date). We will make deductions by canceling units in each subaccount and withdrawing funds from the fixed account. We will take the monthly deduction on a pro-rata basis from all accounts except the loan account (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the sum of all subaccounts and the fixed account on the monthly due date). Because portions of the monthly deduction can vary from month-to-month, the monthly deduction will also vary.

      The monthly deduction is equal to:

      -     The monthly administration charge; PLUS

      -     The cost of insurance charge for the Policy; PLUS

      -     Extra charges for a special premium class, if any; PLUS

      -     The monthly underwriting and sales charge; PLUS

      -     The charges for any riders.

      MONTHLY ADMINISTRATION CHARGE. We deduct this charge to compensate us for a portion of our administrative expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs. The monthly administration charge currently equals $7. We may increase or decrease this charge but it is guaranteed never to be higher than $10.

      COST OF INSURANCE CHARGE. We assess a monthly cost of insurance charge to compensate us for the anticipated cost of paying a death benefit in excess of your Contract Value. The charge depends on a number of variables (e.g. the principal sum, the Contract Value, the insured's issue age, sex, and premium class, and the number of months since the issue date) that will cause it to vary from Policy to Policy and from month to month.

      The cost of insurance charge is equal to the cost of insurance rate at the insured's attained age, times the number of thousands of Risk Insurance Amount.

      The Risk Insurance Amount is:

      1.    The current death benefit; MINUS

      2. The Contract Value at the end of the Business Day preceding the monthly due date; PLUS

      3. The monthly administrative charge for the month that begins on the monthly due date; PLUS

      4.    The monthly underwriting and sales charge; PLUS

      5. Any charges for riders for the month that begins on the monthly due date.

      The Risk Insurance Amount may increase or decrease each month, depending on investment experience of the portfolios in which you are invested, the payment of additional premiums, the fees and charges deducted under the Policy, the death benefit option you chose, Policy riders, any Policy transactions (such as loans, partial withdrawals, changes in death benefit option) and the application of the death benefit percentage formula. Therefore, the cost of insurance charges can increase or decrease each month.

      Cost of insurance rates are based on the principal sum, sex, attained age, and premium class of the insured. The cost of insurance rates are generally higher for male insureds than for female insureds of the same age and premium class, and ordinarily increase with age. Cost of insurance rates may never exceed the guaranteed maximum cost of insurance rates. Sample rates are shown in Appendix A.

      The premium class of the insured will affect the cost of insurance rates. We currently place insureds into preferred and standard premium classes and into special premium classes involving higher mortality risks. The cost of insurance rates for insureds in special premium classes involving higher mortality risks are multiples of the standard rates. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page.

      We calculate the cost of insurance separately for the initial principal sum and for any increase in principal sum. If you request and we approve an increase in your Policy's principal sum, then a different premium class

(and a different cost of insurance rate) may apply to the increase, based on the insured's age and circumstances at the time of the increase.

      The Policies are based on 1980 C.S.O. mortality tables that distinguish between men and women. As a result, the Policy may pay different benefits to men and women of the same age and premium class. We also offer Policies based on unisex mortality tables if required by state law.

      We currently charge cost of insurance rates that are higher for Policies having a principal sum less than $100,000. If you reduce your principal sum below $100,000 at any time, these higher rates will apply.

      MONTHLY SPECIAL PREMIUM CLASS CHARGE. If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table in the Policy times a special premium class rating factor shown on your Policy's specification page. This factor is applied to both current and guaranteed cost of insurance rates. This charge is deducted as part of the monthly deduction and compensates us for additional costs associated with policies in a special premium class. If applicable to you, your Policy's specification page will show you the amount of this charge.

      FLAT EXTRA MONTHLY CHARGE FOR POLICIES IN A SPECIAL PREMIUM CLASS. We may deduct an additional flat extra monthly charge as part of the monthly deduction if the insured is in a special premium class. This compensates us for additional costs we anticipate from policies in a special premium class. The charge, if any, will be shown on your Policy's specifications page.

      MONTHLY UNDERWRITING AND SALES CHARGE. We deduct this charge each month during the first 60 months after the issue date to compensate us for a portion of the expenses of selling, underwriting and issuing the Policy. This charge is imposed for an additional 60 months each time you choose to increase the principal sum after the issue date. The rate for this charge depends upon the insured's age at issue or at the time of any increase in principal sum. The charge is calculated by multiplying the rate for this charge by the amount of principal sum issued or by the amount by which the principal sum is increased above the principal sum immediately prior to the current increase. The underwriting and sales charge is not imposed on any increases in principal sum that are due to a change in death benefit option. The underwriting and sales charge will not be reduced as a result of a reduction in the principal sum.

      The amount of the monthly underwriting and sales charge is computed on the issue date, as follows:

      1. Find the appropriate annualized underwriting and sales charge per $1,000 for the insured's issue age in the following table; then

      2.    Multiply this charge per $1,000 by the original principal sum; then

      3.    Divide the result by 1,000; then

      4.    Divide the result by 12.

           UNDERWRITING AND SALES CHARGE PER $1,000 OF PRINCIPAL SUM

ISSUE AGE, OR
ATTAINED AGE AT             ANNUALIZED
WHICH PRINCIPAL             CHARGE PER
SUM IS INCREASED              $1,000
           21                   2.88
           22                   2.88
           23                   2.88
           24                   2.88
           25                   2.88
           26                   2.88
           27                   2.88
           28                   2.88
           29                   2.88
           30                   2.88
           31                   2.98
           32                   3.07
           33                   3.17
           34                   3.26
           35                   3.36
           36                   3.67
           37                   3.98
           38                   4.30
           39                   4.61
           40                   4.92
           41                   5.02
           42                   5.11
           43                   5.21
           44                   5.30
           45                   5.40
           46                   5.83
           47                   6.26
           48                   6.55
           49                   6.75
           50                   6.69
           51                   7.17
           52                   7.40
           53                   7.64
           54                   7.89
           55                   8.16
           56                   8.45

            UNDERWRITING AND SALES CHARGE PER $1,000 OF PRINCIPAL SUM

     57                   8.75
     58                   9.08
     59                   9.43
     60                   9.80
     61                  10.20
62 and older             10.51

      If you choose to increase the principal sum after the issue date, we will assess an additional underwriting and sales charge for 60 months after the increase takes effect. The additional charge will be assessed only on the amount of the increase in principal sum, using the charge applicable to the insured's attained age at the time of the increase. The additional charge will be calculated by following the four steps outlined above.


      OPTIONAL MONTHLY DISABILITY RIDER CHARGE. The monthly deduction includes charges for the Monthly Disability Benefit Rider, which is one of the optional insurance benefits you may add to your Policy by rider. The Monthly Disability Benefit Rider charge is summarized in the Fee Table in this prospectus. Any Monthly Disability Benefit Rider charges applicable to your Policy will be indicated in the rider you receive. The following is a description of the Monthly Disability Benefit Rider:


      - MONTHLY DISABILITY BENEFIT RIDER. This benefit adds a monthly benefit to the fixed account if we receive due proof that the insured is totally disabled as defined in the rider. We pay the monthly benefit during the insured's continued disability, but not beyond the insured's attained age 65. The monthly benefit is the monthly disability benefit rider amount multiplied by the percent of premium factor that is shown on the policy specifications page. Disability must start before the insured's attained age 60. The charge for this rider will be added to the monthly deduction for the Policy.

            The monthly charge for this rider is the sum of:

            1. the monthly disability benefit rider amount shown on the policy specifications page times a percentage at the insured's attained age; PLUS

            2. the extra monthly charge for a special premium class for this rider, if any.

                        MORTALITY AND EXPENSE RISK CHARGE

      We deduct a daily charge from your Contract Value in each subaccount to compensate us for a portion of certain mortality and expense risks we assume. The mortality risk is the risk that an insured will live for a shorter time than we project. The expense risk is the risk that the expenses we incur will exceed the maximum charges we can impose according to the terms of the Policy. The mortality and expense risk charge is equal to:

      -     your Contract Value in each subaccount MULTIPLIED BY

      - the daily pro rata portion of the annual mortality and expense risk charge rate of 0.70% during the first 10 Policy years, 0.30% during Policy years 11 through 20, and 0.25% thereafter.

      If this charge and the other charges we impose do not cover our actual costs, we absorb the loss. Conversely, if the charges we impose more than cover actual costs, the excess is added to our surplus. We expect to profit from the mortality and expense risk charge. We may use any profits for any lawful purpose including covering distribution costs.

                                SURRENDER CHARGE

      We deduct a surrender charge if, during the first five Policy years or within five years after any increase in principal sum, you fully surrender the Policy. In the case of a full surrender, we pay you the Contract Value less any surrender charge and any outstanding loan amount and any interest you owe. The payment you receive is called the Surrender Value.

      THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Surrender Value available if you surrender your Policy during the period when surrender charges apply. This will depend on a number of factors, but is more likely if:

      1. you pay premiums equal to or not much higher than the minimum premium shown in your Policy, or

      2.    investment performance is too low.

      The surrender charge is equal to the sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the issue date (or date of principal sum increase), or until the maturity date, if earlier.

      An example of calculating the surrender charge follows:

      This example is for a policy that is in its 39th month. The principal sum is $200,000 and the issue age is 35.

      The monthly underwriting and sales charge for this policy is (3.36)(200,000/1,000)/12 = $56.00. The number of such charges that remain on the policy is 60-39 = 21. Therefore, the surrender charge is (21)(56.00) = $1,176.

      PARTIAL WITHDRAWAL PROCESSING FEE. We deduct a processing fee equal to the lesser of $25 or 2% of the amount withdrawn.

                                 TRANSFER CHARGE

- We currently allow you to make 12 transfers each Policy year free from charge. Any unused free transfers do not carry over to the next Policy year.

- We charge $25 for each additional transfer. We will not increase this charge.

- For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of subaccounts (or fixed account) affected by the transfer.

- We deduct the transfer charge from the amount being transferred, or from the remaining Contract Value, according to your instructions.

- Transfers we effect on the reallocation date, and transfers due to loans and dollar cost averaging, do NOT count as transfers for the purpose of assessing this charge.

                                  LOAN CHARGES

- We will charge interest on amounts in the loan account at a rate of 2.75% compounded annually. This rate is guaranteed. Interest is charged daily, and is due and payable at the end of each Policy year, or on the date of any Policy loan increase or repayment, if earlier. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

- Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year.


         OPTIONAL ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS CHARGE



      We deduct a one-time charge for the Accelerated Benefit Rider for Terminal Illness, which is one of the optional insurance benefits you may add to your Policy by rider. The charge we assess for the Accelerated Benefit Rider for Terminal Illness is summarized in the Fee Table in this prospectus. There is no charge for this rider prior to the time the accelerated benefits are paid. At that time, we will assess an administrative charge not to exceed $150 that will be deducted from the benefit amount that you are paid. The benefit is also reduced by an actuarial discount appropriate to the Policy to which the rider is attached to compensate us for expected lost income due to the early payment of the death benefit. The actuarial discount charge may be significant. The Accelerated Benefit Rider for Terminal Illness charges applicable to your Policy will be indicated in the rider you receive.



      This benefit allows accelerated payment of up to 50% of the death benefit unless a smaller amount is allowed by state law while the insured is still alive, provided that the insured is diagnosed as having a terminal illness expected to cause death within 12 months (unless a different period is required by state law), or 24 months in certain circumstances. The maximum benefit available is the lesser of 50% of the death benefit (smaller percentage in some states) or $150,000. Exercise of this rider may reduce the other benefits under the Policy under a formula set forth in the rider.

                     PORTFOLIO MANAGEMENT FEES AND EXPENSES


      Each portfolio deducts portfolio management fees and expenses from the amounts you have invested in the portfolios through the subaccounts. You pay these fees and expenses indirectly. In addition, each portfolio deducts 12b-1 fees at an annual rate of 0.25% of average daily portfolio assets. For 2004, total annual portfolio fees and charges for the portfolios offered through this Policy ranged from ____% to ____%. Furthermore, a portfolio may assess a redemption charge upon certain short-term transfers from the applicable subaccount. See the Fee Table in this Prospectus and the prospectuses for the portfolios for more information.



      ADMINISTRATIVE, MARKETING, AND SUPPORT SERVICE FEES. We and our affiliate, Farmers Financial Services, LLC, the principal underwriter and distributor offering the Policies, receive the 12b-1 fees that are a percentage of the average daily net assets of certain underlying portfolios attributable to the Policies and to certain other variable insurance products that we issue. The 12b-1 fees are listed in the fee table in this prospectus.



      In addition, we and FFS receive compensation from the investment adviser, administrators and/or distributors of the portfolios for administrative and other services related to variable account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. These percentages currently range from 0.XX% to 0.XX% and may be significant. Some advisers, administrators, or portfolios may pay us more than others. The payments are based on a percentage of the average assets the each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us. A list of the percentages of assets we receive from certain advisers is listed in the SAI.



      We and FFS also may receive additional amounts or different percentages of assets under management from certain of these entities with regard to other variable insurance products that are issued by us. Additionally, certain investment advisers of the portfolios or their affiliates may provide us and/or FFS with wholesaling services to assist us in the distribution of the Policy, may pay us and/or FFS amounts to participate in sales meetings, and may provide us and/or FFS with occasional gifts, meals, tickets, or other compensation as in incentive to market the portfolios and to cooperate with their promotional efforts. The amounts may be significant and may provide the investment adviser (or other affiliates) with increased access to us and FFS.



      Proceeds from these payments by the portfolios, investment advisers, and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and FFS occur in promoting, issuing, distributing, and administering the Policies.



      For further details about the compensation payments we make in connection with the sale of the Policies, see the "Distribution of the Policies" section below.


                                  OTHER CHARGES

-     We charge $5 for each additional annual report you request.

DEATH BENEFIT

                             DEATH BENEFIT PROCEEDS

      As long as the Policy is in force, we will pay the death benefit proceeds once we receive satisfactory proof of the insured's death at our Home Office. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary. If the beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds into an interest paying checking account or under a payment option. For more information, see "Payment Options" in the SAI.

DEATH BENEFIT           -     the death benefit (described below); MINUS
PROCEEDS EQUAL:
                        -     any past due monthly deductions; MINUS

                        -     any outstanding Policy loan on the date of death;
                              MINUS

                        -     any interest you owe on the Policy loan(s); PLUS

                        - any additional benefits payable under the terms of any riders attached to the Policy.

      If all or a part of the death benefit proceeds are paid in one lump sum and the proceeds are at least $10,000, we will place the lump-sum payment into an interest-bearing special account opened in the beneficiary's name. We will provide the beneficiary with a checkbook to access these funds from the special account within seven days of our receipt of due proof of death and payment instructions at the Service Center. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The special account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

      We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," "Misstatement of Age or Sex," and "Suicide Exclusion" in the SAI.

                              DEATH BENEFIT OPTIONS

      In your application, you tell us how much life insurance coverage you initially want to purchase on the life of the insured. We call this the "principal sum" of insurance. You also choose whether the death benefit we will pay is Option A (variable death benefit through attained age 99), or Option B (level death benefit through attained age 99). For attained ages after age 99, the death benefit equals the Contract Value.

THE VARIABLE DEATH      -     the principal sum PLUS the Contract Value
BENEFIT UNDER OPTION          (determined as of the end of the Valuation Period
A IS THE GREATER OF:          during which the insured dies); OR

                        - the death benefit required by the Tax Code (Contract Value on the date of death multiplied by the applicable death benefit percentage).

      Under Option A, the death benefit varies with the Contract Value.

THE LEVEL DEATH BENEFIT -     the principal sum on the date of death; OR
UNDER OPTION B IS THE
GREATER OF:             -     the death benefit required by the Tax Code
                              (Contract Value on the date of death multiplied by the applicable death benefit percentage).

      Under Option B, your death benefit generally equals the principal sum and will remain level, unless the Contract Value becomes so large that the Tax Code requires a higher death benefit (Contract Value times the applicable death benefit percentage).

      Under Option A, your death benefit will tend to be higher than under Option B. However, the monthly insurance charges we deduct will also be higher to compensate us for our additional risk. Because of this, your Contract Value will tend to be higher under Option B than under Option A.

      In order for the Policy to qualify as life insurance, Federal tax law requires that your death benefit be at least as much as your Contract Value multiplied by the applicable death benefit percentage. The death benefit percentage is based on the insured person's attained age. For example, the death benefit percentage is 250% for an insured at age 40 or under, and it declines for older insureds. The following table indicates the applicable death benefit percentages for different attained ages:

ATTAINED AGE                    DEATH BENEFIT PERCENTAGE
------------             --------------------------------------
40 and under                              250%
  41 to 45               250% minus 7% for each age over age 40
  46 to 50               209% minus 6% for each age over age 46
  51 to 55               178% minus 7% for each age over age 51
  56 to 60               146% minus 4% for each age over age 56
  61 to 65               128% minus 2% for each age over age 61

ATTAINED AGE                    DEATH BENEFIT PERCENTAGE
------------             --------------------------------------
  66 to 70               119% minus 1% for each age over age 66
  71 to 74               113% minus 2% for each age over age 71
  75 to 90                                105%
  91 to 94               104% minus 1% for each age over age 91
 95 to 99                               100%


      If the Tax Code requires us to increase the death benefit by reference to the death benefit percentages, that increase in the death benefit will increase our risk, and will result in a higher monthly cost of insurance.

      OPTION A EXAMPLE. Assume that the insured's attained age is under 40, that there have been no decreases in the principal sum, and that there are no outstanding loans. Under Option A, a Policy with a principal sum of $50,000 will have a death benefit equal to the greater of $50,000 plus Contract Value or 250% of the Contract Value. Thus, a Policy with a Contract Value of $10,000 will have a death benefit of $60,000 (that is, the greater of $60,000 ($50,000 + $10,000) or $25,000 (250% of $10,000)).

      However, once the Contract Value exceeds $33,334, the death benefit determined by reference to the death benefit percentage ($33,334 X 250% = $83,335) will be greater than the principal sum plus Contract Value ($50,000 + $33,334 = $83,334). Each additional dollar of Contract Value above $33,334 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

      Similarly, under this scenario, any time Contract Value exceeds $33,334, each dollar taken out of Contract Value will reduce the death benefit by $2.50.

      OPTION B EXAMPLE. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in principal sum, and that there are no outstanding loans. Under Option B, a Policy with a $50,000 principal sum will generally have a $50,000 death benefit. However, because the death benefit must be equal to or be greater than 250% of Contract Value, any time the Contract Value exceeds $20,000, the death benefit will be determined as required by the Tax Code (Contract Value X 250%) and will exceed the principal sum of $50,000. Each additional dollar added to the Contract Value above $20,000 will increase the death benefit by $2.50. This is a circumstance in which we have the right to prohibit you from paying additional premiums because an additional dollar of premium would increase the death benefit by more than one dollar.

      Similarly, so long as the Contract Value exceeds $20,000, each dollar taken out of the Contract Value will reduce the death benefit by $2.50.

                         CHANGING DEATH BENEFIT OPTIONS

      You may change death benefit options or change the principal sum (but not both, unless done simultaneously) once each Policy year.

      A change in death benefit option may affect the future monthly cost of insurance charge, which varies with the Risk Insurance Amount. Generally, the Risk Insurance Amount is the amount by which the death benefit exceeds the Contract Value. (See " Charges and Deductions - Monthly Deduction - Cost of Insurance Charge.") If the death benefit does not equal Contract Value times the death benefit percentage under either Options A or B, changing from Option A (variable death benefit) to Option B (level death benefit) will generally decrease the future Risk Insurance Amount. This would decrease the future cost of insurance charges. Changing from Option B (level death benefit) to Option A (variable death benefit) generally results in a Risk Insurance Amount that remains level. Such a change, however, results in an increase in cost of insurance charges over time, since the cost of insurance rates increase with the insured's age. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing the death benefit option.

      After any reduction in principal sum or change in death benefit option, the underwriting and sales charge and the surrender charge for the Policy will continue to be based on the same principal sum amount on which it was based immediately before the change and on any subsequent requested increase in principal sum.

      For a more detailed discussion on changing death benefit options, see the SAI.

                   EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT

      If you have selected the variable death benefit (Option A), a withdrawal will not affect the principal sum. But if you have selected the level death benefit (Option B), a partial withdrawal will reduce the principal sum by the amount of the withdrawal (not including the processing fee). The reduction in principal sum will be subject to the terms of the Changing the Principal Sum section below.

                           CHANGING THE PRINCIPAL SUM

      When you apply for the Policy, you tell us how much life insurance coverage you initially want on the life of the insured. We call this the principal sum. You may change the principal sum subject to the conditions described below. YOU MAY EITHER CHANGE THE PRINCIPAL SUM OR CHANGE THE DEATH BENEFIT OPTION (BUT NOT BOTH, UNLESS DONE SIMULTANEOUSLY) NO MORE THAN ONCE PER POLICY YEAR. We will send you a Policy endorsement with the change to attach to your Policy.

      Increasing the principal sum could increase the death benefit. Decreasing the principal sum could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the selected death benefit option and the degree to which the death benefit exceeds the principal sum prior to the change. Changing the principal sum could affect the subsequent level of death benefit and Policy values. An increase in the principal sum may increase the Risk Insurance Amount, thereby increasing your cost of insurance charge. Conversely, a decrease in the principal sum may decrease the Risk Insurance Amount, thereby decreasing your cost of insurance charge.

      We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Tax Code. However, changing the principal sum may have other tax consequences. You should consult a tax adviser before changing the principal sum.

      INCREASES

      - You may increase the principal sum by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the monthly due date following our approval of your request. We can deny your request for reasons including but not limited to the following:

            - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

            - We conclude the insured has an excessive amount of insurance coverage

            - We conclude the owner no longer has an insurable interest in the insured.

      - You can increase the principal sum at any time before the insured's attained age 75. Increases during the first Policy year are permitted.

      - The minimum increase is $25,000 during the first two years after the issue date. The minimum increase after the second year is $100,000 if the premium class shown on the Specifications Page of your Policy is preferred non-nicotine use, or $50,000 otherwise.

      - An additional underwriting and sales charge will be imposed each month during the 60 months following each increase in principal sum. We assess this charge on the amount of the increase in principal sum. See the "Underwriting and Sales Charge" section of this prospectus for an explanation of how this charge is calculated.

      - Increasing the principal sum will increase your Policy's minimum premium.

      DECREASES

      - You may decrease the principal sum, but not below the minimum principal sum amount shown on your Policy's specifications page.

      - You must submit a written request to decrease the principal sum. Evidence of insurability is not required.

      - Any decrease will be effective on the monthly due date following our approval of your request.

      - A reduction in principal sum will not reduce any underwriting and sales charges or surrender charges on the Policy.

      - A decrease in principal sum may require that a portion of a Policy's Surrender Value be distributed as a partial withdrawal in order to maintain federal tax compliance. Decreasing the principal sum may also cause your Policy to become a Modified Endowment Policy under federal tax law and receive less favorable tax treatment than other life insurance policies. See "Tax Treatment of Policy Benefits, Modified Endowment Policies."

      - Decreasing the principal sum will reduce your Policy's minimum premium.

      - Decreasing the principal sum may increase the rates we charge you for the cost of insurance. We currently charge significantly higher rates if the principal sum is below $100,000 than if it is at least $100,000.

                                 PAYMENT OPTIONS

      There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the variable account. For a discussion of the settlement options described in your Policy, see the SAI.


SUPPLEMENTAL BENEFITS (RIDERS)



      The following supplemental benefits (riders) are available and may be added to a Policy. We assess a charge for each benefit. See the "Fee Table" and "Charges and Deductions" for more information on the charges assessed for each rider. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the variable account.



      -     ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS



      -     MONTHLY DISABILITY BENEFIT RIDER



      The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state.


SURRENDER AND WITHDRAWALS

                                    SURRENDER

      You may make a written request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when we receive your request at the Service Center, unless you specify a later Business Day in your request. You should send your written request to the Service Center. The Surrender Value is the amount we pay when you surrender your Policy.

      The Surrender Value on any Business Day equals:

      -     the Contract Value as of such date; MINUS

      -     any surrender charge as of such date; MINUS

      -     any outstanding Policy loans; MINUS

      -     any interest you owe on the Policy loans.

SURRENDER         -     You must make your surrender request in writing.
CONDITIONS:

                  - Your written surrender request must contain your signature.

                  -     You should send your written request to the Service
                        Center.

                  - The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request.

                  - You will incur a surrender charge if you surrender the Policy during the first five Policy years or within five years after any increase in the principal sum. See "Charges and Deductions."

                  - Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

                  - We will pay you the Surrender Value in a lump sum within seven calendar days unless you request other arrangements.

      We will price complete surrender requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete surrender request after the close of regular trading on the NYSE, we will price your surrender request at the accumulation unit value determined at the close of the next regular trading session of the NYSE.

      Surrendering the Policy may have adverse tax consequences, including a penalty tax. See "Federal Tax Consequences."

                               PARTIAL WITHDRAWALS

      After the first Policy year, you may request a withdrawal of a portion of your Contract Value subject to certain conditions. Partial withdrawals may have tax consequences. See "Federal Tax Consequences."

WITHDRAWAL        -     You must make your partial withdrawal request in
CONDITIONS:             writing.

                  - Your written partial withdrawal request must contain your signature.

                  -     You should send your written request to the Service
                        Center.

                  - You may make only one partial withdrawal each calendar quarter.

                  -     You must request at least $500.

                  - You cannot withdraw more than 75% of the Surrender Value without surrendering the Policy.

                  - You can specify the subaccount(s) and fixed account from which to make the withdrawal, otherwise we will deduct the amount from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account). No portion of the loan account may be withdrawn.

                  - We will price complete partial withdrawal requests that we receive from you at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session. If we receive your complete partial withdrawal request after the close of regular trading on the NYSE, we will price your partial withdrawal request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

                  - We will reduce your Contract Value by the amount of the withdrawal you requested plus any processing fee.

                  - We generally will pay a withdrawal request within seven calendar days after the Business Day when we receive the request.

      PROCESSING FEE FOR PARTIAL WITHDRAWALS. Whenever you take a withdrawal, we deduct a processing fee according to your instructions (or on a pro rata basis if you provide no instructions) from the Contract Value equal to the lesser of $25 or 2% of the amount withdrawn.

      If the level death benefit (Option B) is in effect at the time of a withdrawal, we will reduce the principal sum by the amount of the withdrawal (but not by the processing fee). See "Changing the Principal Sum - Decreases." We will not allow any withdrawal to reduce the principal sum below the minimum principal sum set forth in the Policy.

      INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWALS YOU MAKE.

                           WHEN WE WILL MAKE PAYMENTS

      We usually pay the amounts of any surrender, withdrawal, death benefit proceeds, loans, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

      - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

      - the SEC permits, by an order, the postponement for the protection of owners; OR

      - the SEC determines that an emergency exists that would make the disposal of securities held in the variable account or the determination of their value not reasonably practicable.

      If you have submitted a recent check or draft, we have the right to defer payment of a surrender, withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

      If mandated under applicable law, we may be required to reject a premium payment and/or otherwise block access to a Policy owner's account and thereby refuse to pay any request for transfers, partial withdrawals, a surrender, loans, or death benefits. We may also be required to provide additional information about you, the insured, your beneficiary, or your account to government regulators. Once blocked, monies would be held in that account until instructions are received from the appropriate regulator.

      We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, loans or settlement options from the fixed account for up to six months from the date we receive your written request.

TRANSFERS


      You may make transfers from the subaccounts or from the fixed account subject to the conditions stated below. You may not make any transfers from the loan account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:



      - You may make an unlimited number of transfers in a Policy year from the subaccounts (subject to the "Policy and Procedures Regarding Disruptive Trading and Market Timing" section below).


      - You may only make one transfer each Policy year from the fixed account (unless you choose dollar cost averaging).

      - You may request transfers in writing (in a form we accept), or by telephone. You should send written requests to the Service Center.

      - For SUBACCOUNT TRANSFERS, you must transfer at least the lesser of $250, or the total value in the subaccount.

      - For FIXED ACCOUNT TRANSFERS, you may not transfer more than 25% of the value in the fixed account, unless the balance after the transfer is less than $250, in which case the entire amount will be transferred.

      - We deduct a $25 charge from the amount transferred or from the remaining Contract Value (your choice), for the 13th and each additional transfer in a Policy year. Any unused free transfers do not carry over to the next Policy year. Transfers we effect on the reallocation date and transfers resulting from loans are NOT treated as transfers for the purpose of the transfer charge.

      - We consider each written or telephone request to be a single transfer, regardless of the number of subaccounts (or fixed account) involved.

      - We will price complete transfer requests that we receive at our Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the close of that regular trading session of the NYSE. If we receive your complete transfer request after the close of regular trading on the NYSE, we will price the transfer request using the accumulation unit value determined at the close of the next regular trading session of the NYSE.

      We reserve the right to modify, restrict, suspend or eliminate transfer privileges at any time, for any class of Policies, for any reason.

                              THIRD PARTY TRANSFERS

      If you authorize a third party to transact transfers on your behalf, we will honor their transfer instructions, so long as they comply with our administrative systems, rules and procedures, which we may modify or rescind at any time. We take no responsibility for any third party asset allocation program. PLEASE NOTE that any fees and charges assessed for third party asset allocation services are separate and distinct from the Policy fees and charges set forth in this prospectus. We neither recommend nor discourage the use of asset allocation services.

                               TELEPHONE TRANSFERS

      Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. (In some states you may have to elect telephone transfers.) To make a telephone transfer, you must call the Service Center toll-free at 1-877-376-8008, open between 8:00 a.m. and 6:00 p.m. Eastern Time. Any telephone transfer requests directed to another number may not be considered received at our Service Center.

      Please note the following regarding telephone transfers:

      - We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

      - We will employ reasonable procedures to confirm that telephone instructions are genuine.

      - Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

      - If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

      We will price any complete telephone transfer request that we receive at the Service Center before the NYSE closes for regular trading (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) using the accumulation unit value determined at the end of that regular trading session of the NYSE. We cannot guarantee that telephone transfer transactions will always be available. For example, our Service Center may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. Outages or slowdowns may prevent or delay our receipt of your request. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

      The corresponding portfolio of any subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time), which coincides with the end of each Valuation Period. Therefore, we will price any transfer request we receive after the close of the regular business session of the NYSE, on any day the NYSE is open for regular trading, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

      WE RESERVE THE RIGHT TO MODIFY, RESTRICT, SUSPEND OR ELIMINATE THE TRANSFER PRIVILEGES (INCLUDING THE TELEPHONE TRANSFER FACILITY) AT ANY TIME, FOR ANY CLASS OF POLICIES, FOR ANY REASON.

      POLICY AND PROCEDURES REGARDING DISRUPTIVE TRADING AND MARKET TIMING



      STATEMENT OF POLICY. This Policy is not designed for use by organizations or individuals engaged in market timing or for use by investors who make frequent transfers, programmed transfers, transfers into and then out of a subaccount in a short period of time, or transfers of large amounts at one time ("Disruptive Trading").



      Market timing and other kinds of Disruptive Trading can increase your investment risks and have harmful effects for you, for other Policy owners, for the underlying portfolios, and for other persons who have material rights under the Policy, such as insureds and beneficiaries. These risks and harmful effects include:



      - dilution of the interests of long-term investors in a subaccount if market timers manage to transfer into an underlying portfolio at prices that are below the true value or to transfer out of the underlying portfolio at prices that are above the true value of the underlying portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");



      - reduced investment performance due to adverse effects on portfolio management by:



            - impeding a portfolio manager's ability to sustain an investment objective;



            - causing the underlying portfolio to maintain a higher level of cash than would otherwise be the case; or



            - causing an underlying portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying portfolio; and



      - increased costs to you in the form of increased brokerage and administrative expenses. These costs are borne by all Policy owners invested in those subaccounts, not just those making the transfers.



      POLICY AGAINST DISRUPTIVE TRADING. We have adopted policies and procedures that are intended to detect and deter market timing and other forms of Disruptive Trading in the Policy. We do not make special arrangements or grant exceptions or waivers to accommodate any persons or class of persons with regard to these policies and procedures.



      DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING OR DISRUPTIVE TRADING.



      For these purposes, we do not include transfers made pursuant to Dollar Cost Averaging.






      DETECTION. We monitor the transfer activities of owners in order to detect market timing and other forms of Disruptive Trading activity. However, despite our monitoring we may not be able to detect or halt all Disruptive Trading activity. Our ability to detect Disruptive Trading may be limited by operational or technological systems, as well as by our ability to predict strategies employed by market timers to avoid detection. As a result, despite our efforts, there is no assurance that we will be able to identify and curtail all Disruptive Trading by such Policy owners or intermediaries acting on their behalf.



      In addition, because other insurance companies (and retirement plans) with different market timing policies and procedures may invest in the underlying portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying portfolio will not suffer harm from Disruptive Trading in the subaccounts of variable products issued by these other insurance companies (or retirement plans) that invest in the underlying portfolios.



      As a result, to the extent we are not able to detect Disruptive Trading activity, or other insurance companies (or retirement plans) fail to detect such activity, it is possible that a market timer may be able to engage in Disruptive Trading transactions that may interfere with underlying portfolio management and cause you to experience detrimental effects such as increased costs, lower performance and a dilution of your interest in a underlying portfolio.



      DETERRENCE. We impose limits on transfer activity within the Policy in order to deter Disruptive Trading.



      We will accept the following transfers only if the order is sent to us WITH AN ORIGINAL SIGNATURE and BY FIRST CLASS U.S. MAIL:



      -     transfers in excess of $250,000 per Policy, per day; and

      - transfers into or out of the WM International Growth Fund in excess of $50,000 per Policy, per day.



      If you send a transfer request in excess of these restrictions by any other method (such as fax, phone, or overnight mail), we will not honor your request.



      If we identify suspicious transfer activity, we will advise you in writing that we are monitoring your transfer activity and that we will impose restrictions if we identify a pattern of Disruptive Trading activity. If we identify such a pattern as a result of continued monitoring, we will notify you in writing that all future transfers must be requested through FIRST CLASS U.S. MAIL. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



      To further deter any market timing and Disruptive Trading activities, we may at any time and without prior notice:



      -     terminate all telephone, website, email or fax transfer privileges;



      -     limit the total number of transfers;



      -     place further limits on the dollar amount that may be transfer;



      -     require a minimum period of time between transfers; or



      - refuse transfer requests from intermediaries acting on behalf of you.



      Our ability to impose these restriction in order to discourage market timing and other forms of Disruptive Trading may be limited by provisions of your Policy.



      We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying portfolio's operations, or (2) if an underlying portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent transfers. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege. We also reserve the right to reverse a potentially harmful transfer if an underlying portfolio refuses or reverses our order; in such instances some Policy owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.



      In addition to our internal policies and procedures, we will administer your Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying portfolios.



      Under our current policies and procedures, we do not:



      -     impose redemption fees on transfers;



      - expressly limit the number, size or frequency of transfers in a given period; or



      -     allow a certain number of transfers in a given period.



      Redemption fees, other transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other forms of Disruptive Trading and in preventing or limiting harm from such trading.



      We may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other Disruptive Trading if we discover that our current procedures do not adequately curtail such activity, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent transfer activity among the underlying portfolios under the Policy. The actions we take will be based on policies and procedures that we apply uniformly to all Policy owners.



      UNDERLYING PORTFOLIO FREQUENT TRADING POLICIES. The underlying portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying portfolios describe any such policies and procedures. The frequent trading policies and procedures of one underlying portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of another underlying portfolios and the policies and procedures we have adopted for the Policy to discourage market timing and other programmed, large, frequent, or short-term transfers.



      OMNIBUS ORDER. Policy owners and other persons with material rights under the Policy also should be aware that the purchase and redemption orders received by the underlying portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying portfolios. In addition, if an underlying portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the underlying portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


LOANS

      While the Policy is in force, you may borrow money from us using the Policy as the only security for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. See "Federal Tax Consequences."

LOAN CONDITIONS:  -     You may take a loan against the Policy for amounts up to
                        the Surrender Value minus loan interest you would have to pay by the next Policy anniversary date.

                  - To secure the loan, we transfer an amount equal to the loan from the variable account and fixed account to the loan account, which is a part of our general account. If your loan application does not specify any allocation instructions, we will transfer the loan from the subaccounts and the fixed account on a pro-rata basis (that is, according to the percentage of Contract Value contained in each subaccount and the fixed account).

                  - Amounts in the loan account earn interest at the guaranteed minimum rate of 2.5% per year, compounded annually. We may credit the loan account with an interest rate different from the fixed account.

                  - We normally pay the amount of the loan within seven calendar days after we receive a proper loan request at the Service Center. We may postpone payment of loans under certain conditions. See "Other Policy Information
                        - When We Make Payments."

                  - We charge you interest on your loan. The loan interest rate is 2.75% per year, compounded annually. This rate is guaranteed. Interest accrues daily and is due and payable at the end of each Policy year, or, if earlier, on the date of any loan increase or repayment. Unpaid interest becomes part of the outstanding loan and accrues interest daily.

                  - You may repay all or part of your outstanding loans at any time by sending the repayment to the Service Center. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums.

                  - Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan account to the fixed and/or variable account according to your current premium allocation instructions.

                  - We deduct any unpaid loan amount and any interest you owe, from the Surrender Value and from the death benefit proceeds payable on the insured's death.

                  - If any unpaid loan amount, plus any interest you would owe if you surrendered the Policy, equals or exceeds the Contract Value, causing the Surrender Value to become zero, then your Policy will enter a 61-day grace period. See "Policy Lapse."

                             EFFECTS OF POLICY LOANS

      RISK OF POLICY LAPSE. There are risks involved in taking a Policy loan, one of which is an increased potential for the Policy to lapse. A Policy loan, whether or not repaid, affects the Policy, the Contract Value, and the death benefit. We deduct any loan amounts (including any interest you owe) from the proceeds payable upon the death of the insured and from the Surrender Value. Repaying the loan causes the death benefit proceeds and Surrender Value to increase by the amount of the repayment. We will notify you (or any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the Contract Value. If you do not submit a sufficient payment during the 61-day grace period your Policy will lapse.

      RISK OF INVESTMENT PERFORMANCE. As long as a loan is outstanding, we hold an amount equal to the loan amount in the loan account. The amount in the loan account is not affected by the variable account's investment performance and may not be credited with the same interest rates currently accruing on the fixed account. Amounts transferred from the variable account to the loan account will affect the Contract Value because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the variable account.

      TAX RISKS. The tax consequences of a Policy loan are uncertain. A Policy loan may have adverse tax consequences. You should review the "Federal Tax Considerations" section of this prospectus carefully, ESPECIALLY IF YOU ARE PURCHASING THIS POLICY WITH THE INTENTION OF TAKING POLICY LOANS OR A PARTIAL WITHDRAWAL AT ANY TIME IN THE FUTURE, AND/OR YOU INTEND TO KEEP THE POLICY IN FORCE AFTER THE INSURED REACHES AGE 100. You should consult a tax adviser before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

                                      LAPSE

      The following circumstances will cause your Policy to enter a 61-day grace period during which you must make a large enough payment to keep your Policy in force:

      - Your Policy's Surrender Value becomes zero, and total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are less than the cumulative minimum premiums; or

      - The total premiums you have paid, minus withdrawals (not including surrender charges and processing fees), are greater than the cumulative minimum premiums, but the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, is too low to pay the entire monthly deduction when due.

      Whenever your Policy enters the grace period, you must make a sufficient payment before the grace period ends. If you do not make a sufficient payment by the end of the grace period, then your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits. The payment must be large enough to cause either one of the following conditions:

      1. the Surrender Value must exceed zero, after deducting all due and unpaid monthly deductions; OR

      2. total premiums paid minus withdrawals (not including surrender charges and processing fees) must exceed cumulative minimum premiums, AND the Contract Value, minus any outstanding loan amount and any interest you would owe if you surrendered the Policy, must exceed zero, after deducting all due and unpaid monthly deductions.

      If your Policy enters into a grace period, we will mail a notice to your last known address or to any assignee of record. We will mail the notice at least 31 days before the end of the grace period. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate.

                                  REINSTATEMENT

      We will consider reinstating a lapsed Policy within three years after the Policy enters a grace period that ends with a lapse (and prior to the maturity date).

      AUTOMATIC REINSTATEMENT PERIOD. If you pay sufficient premium during the Automatic Reinstatement Period, we may automatically reinstate your Policy without requiring additional underwriting and proof of insurability. The Automatic Reinstatement Period lasts for a short period of time after the end of the grace period. We do not guarantee that we will allow a period of Automatic Reinstatement.

      AFTER THE AUTOMATIC REINSTATEMENT PERIOD. If the Automatic Reinstatement Period has ended, you must do the following to reinstate the Policy:

      -     complete a reinstatement application;

      - pay the unpaid monthly deductions due during the last expired grace period; and

      - pay a premium sufficient to keep the Policy in force for three months after the date of reinstatement.

      You must also provide evidence of insurability if any of the following apply to you:

      -     your Policy lapsed more than a year ago;

      -     your Policy is rated;

      -     your Policy's face amount is over $500,000;

      - the insured has gained or lost a significant amount of weight since your initial application;

      - there has been a significant change in the insured's medical condition since your initial application;

      -     the insured is employed in an occupation we consider hazardous; or

      -     the insured participates in activities we consider hazardous.

      We will reinstate any indebtedness that existed on your Policy at the date of termination, plus additional loan interest that accrues to the date of reinstatement.

ON THE            -     premiums paid at reinstatement; TIMES
REINSTATEMENT
DATE,YOUR
                  -     the percent of premium factor; MINUS

CONTRACT VALUE
EQUALS:           -     all unpaid monthly deductions due during the last
                        expired grace period; MINUS

                  - the additional monthly deduction due at the time of reinstatement; MINUS

                  - any uncollected underwriting and sales charges that would have fallen due between the your Policy termination date and the reinstatement date (even if there is a gap in coverage); PLUS

                  - the amount of any loans that existed when the Policy terminated (including loan interest calculated at an annual rate of 2.75% to the date of termination); PLUS

                  - loan interest calculated at an annual rate of 2.50% from the termination date to the reinstatement date.

      The surrender charges will still apply and will be calculated based on the original issue date of the Policy and the dates of any increases in the principal sum. The reinstatement date for your Policy will be the monthly due date on or following the date we approve your application for reinstatement. In most states, we will apply the suicide and incontestability provisions from the reinstatement date except that the suicide provision will not apply after age 100.


      We will not consider your request for reinstatement unless you have paid sufficient premiums and provided the requested evidence of insurability. Until we have received all required premiums and evidence of insurability, we will hold your premiums in our Reinstatement Suspense Account. If your reinstatement premiums have been in our Reinstatement Suspense Account for more than 60 days, we will send a notice to your address of record reminding you that your Policy will remain lapsed until you send in the required items and we approve your application. After we have held your reinstatement premiums in our Reinstatement Suspense Account for 90 days, we will return your reinstatement premiums to you and you will be required to re-apply for reinstatement of your Policy.


      We may decline a request for reinstatement. We will not reinstate a Policy that has been surrendered for the Surrender Value.

FEDERAL TAX CONSIDERATIONS

      The following summary provides a general description of the Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

                            TAX STATUS OF THE POLICY

      A Policy must satisfy certain requirements set forth in the Tax Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. There is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy issued on a standard premium class basis should satisfy the applicable Tax Code requirements. There is, however, some uncertainty about the application of the Tax Code requirements if a Policy is issued on a special premium class basis and particularly if the full amount of premiums permitted under the Policy is paid. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions and make other changes to your Policy that may be necessary in order to do so.

      In some circumstances, owners of variable life insurance contracts who retain excessive control over the investment of the underlying portfolio assets of the variable account may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is limited published guidance in this area and it does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying portfolio assets of the variable account.

      In addition, the Tax Code requires that the investments of the variable account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the variable account, through the portfolios, will satisfy these diversification requirements.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS

      IN GENERAL. We believe that the death benefit under a Policy generally should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax adviser on these consequences.

      Generally, you will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

      MODIFIED ENDOWMENT CONTRACTS. Under the Tax Code, certain life insurance contracts are classified as "Modified Endowment Contracts," ("MEC") with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

      If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

      Upon issue of your Policy, we will notify you if your Policy is classified as a MEC based on the initial premium we receive. If any future payment we receive would cause your Policy to become a MEC, you will be notified. We will not invest that premium in the Policy until you notify us that you want to continue your Policy as a MEC.

      DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

      - All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed.

      - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

      - A 10% additional income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you, the beneficiary.

      - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

      DISTRIBUTIONS (OTHER THAN DEATH BENEFITS) FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than Death Benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

      Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences associated with Policy loans from this Policy are less clear because the difference between the interest rate we charge on Policy loans and the rate we credit to the loan account results in a net cost to you that could be viewed as negligible and, as a result, it is possible that such a loan could be treated as, in substance, a taxable distribution. You should consult a tax adviser about such loans.

      Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

      INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

      POLICY LOANS. If a loan from a Policy is outstanding when the Policy is cancelled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences. IF YOUR POLICY HAS A LARGE AMOUNT OF INDEBTEDNESS WHEN IT LAPSES OR IS SURRENDERED, YOU MIGHT OWE TAXES THAT ARE MUCH MORE THAN THE SURRENDER VALUE YOU RECEIVE.

      This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. The aim of this strategy is to continue borrowing from the Policy until its Contract Value is just enough to pay off the Policy loans that have been taken out. Anyone contemplating taking advantage of this strategy should be aware that it involves several risks. First, this strategy will fail to achieve its goal if the Policy is a MEC or becomes a MEC after the periodic borrowing begins. Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, since it is possible that loans under this Policy will be treated as taxable distributions. Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Contract Value that could result in the Policy lapsing. In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a competent tax adviser before purchasing the Policy about the tax risks inherent in such a strategy.

      MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

      WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

      OTHER POLICY OWNER TAX MATTERS. The tax consequences of continuing the Policy after the insured reaches age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force after the insured reaches age
100. IT IS POSSIBLE THAT THE INTERNAL REVENUE SERVICE MIGHT TAX YOU AS THOUGH YOU HAVE SURRENDERED THE POLICY WHEN THE INSURED REACHES AGE 100, EVEN IF YOU KEEP THE POLICY IN FORCE. THIS COULD POTENTIALLY RESULT IN A VERY LARGE TAX LIABILITY FOR YOU. THE TAX LIABILITY MIGHT BE MUCH LARGER THAN THE SURRENDER VALUE OF THIS POLICY.

      BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

      SPLIT-DOLLAR ARRANGEMENTS. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

      Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

      In addition, the IRS has recently issued guidance relating to split dollar insurance arrangements and the Treasury Department has proposed regulations that, if adopted, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed Treasury regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

      TAX SHELTER REGULATIONS. Prospective owners should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

      OTHER TAX CONSIDERATIONS. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is a member of a generation that is two or more generations below the generation of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


      ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. The tax consequences associated with adding or electing to receive benefits under the Accelerated Benefit Rider for Terminal Illness are unclear. A tax adviser should be consulted about the tax consequences of adding this rider to a Policy or requesting payment under the rider.


      ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy owner is subject to that tax.

      POSSIBLE TAX LAW CHANGES. While the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax adviser with respect to legislative developments and their effect on the Policy.

      POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

ADDITIONAL INFORMATION

                          DISTRIBUTION OF THE POLICIES


      DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into distribution agreements with both Farmers Financial Solutions, LLC ("FFS"), our affiliate, and WM Funds Distributor, Inc. ("WMFD") for the distribution and sale of the Policies. Pursuant to these agreements, FFS and WMFD serve as principal underwriters for the Policies. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. FFS offers the Policies for sale through its sales representatives. WMFD no longer offers the Policies for sale through an affiliated selling firm. WMFD, however, will continue to serve as principal underwriter for the Policies it has previously underwritten. We reimburse FFS [AND WMFD]for certain expenses it incurs in order to pay for the distribution of the Policies.



      COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. We pay commissions to FFS for sales of the Policies by FFS' sales representatives; we pay commissions to WMFD for previous sales of the Policies by sales representatives of an affiliated broker-dealer that has entered into a written sales agreement with WMFD.


      Sales commissions may vary, but the commissions payable for Policy sales by sales representatives of FFS and WMFD are expected not to exceed 80% of premiums up to a target premium set by Farmers (we may pay additional amounts) and 3.2% of premium in excess of the target premium in the first year. In renewal years two through ten, the most common commission is 4% of premium up to the target premium and 4% of excess premium. After year 10, the most common commission is 2% of the premium. FFS and WMFD may be required to return to us first year commissions if the Policy is not continued through the first Policy year.


      We may periodically establish commission specials; however, commissions paid under these specials will not exceed ___.



      SPECIAL COMPENSATION PAID TO FFS. We pay for FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives. FFS pays its sales representatives a portion of the commissions received for their sales of the Policies.



      FFS' sales representatives and their managers are also eligible for various cash benefits, such as cash production incentive bonuses based on aggregate sales of our variable insurance policies (including this Policy) and/or other insurance products we issue, certain insurance benefits and financing arrangements, and non-cash compensation items that our affiliates and we may provide jointly with FFS. Cash production incentive bonuses may equate to a sizeable percentage of first year premiums up to a target premium set by Farmers. Non-cash compensation items that FFS and we may provide jointly include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items. In addition, FFS' sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. By selling this Policy, sales representatives and/or their managers may qualify for these productivity benefits. FFS' sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.






      EXCLUSIVE ACCESS TO FFS'S DISTRIBUTION NETWORK. In exchange for the amounts we pay to FFS, we receive exclusive access to FFS' distribution network. The amount we pay are designed especially encourage the sale of our products by FFS. During 2004, we paid FFS $____________ in addition to sales commission for exclusively offering the Policies.



      The prospect of receiving, or the actual receipt of the additional compensation may provide FFS and/or its sales representatives with an incentive to recommend the Policies to prospective owners over the sales of other investments with respect to which FFS either does not receive additional compensation or receives lower levels of additional compensation.



      Ask your sales representative for further information about what your sales representative and FFS may receive in connection with your purchase of a Policy.



      These payment arrangements are not reflected in the fees and expenses listed in the Fee Table section of this prospectus, and they will not change the fees and charges you pay under your Policy or the amount any underlying portfolio receives to invest on your behalf. We intend to cover our costs for these payment arrangements from the fees and charges we deduct under the Policy. You may wish to take these additional payment arrangements into account when considering and evaluating any recommendations relating to the Policy.

                                LEGAL PROCEEDINGS

      Like other life insurance companies, we are involved in lawsuits. These actions are in various stages of discovery and development, and some seek punitive as well as compensatory damages. In addition, we are, from time to time, involved as a party to various governmental and administrative proceedings. While it is not possible to predict the outcome of such matters with absolute certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the variable account, on FFS' and WMFD's ability to perform under their principal underwriting agreement, or on Farmers' ability to meet its obligations under the Contract.

                              FINANCIAL STATEMENTS

      Our audited financial statements and the audited financial statements of the variable account are contained in the SAI. Our audited financial statements should be distinguished from the variable account's audited financial statements and you should consider our audited financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these audited financial statements and/or the SAI, please call or write to us at our Service Center.

PERFORMANCE DATA

   HYPOTHETICAL ILLUSTRATIONS BASED ON ADJUSTED HISTORIC PORTFOLIO PERFORMANCE

      In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Contract Value and Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED.

      The values we may illustrate for death benefit, Contract Value and Surrender Value would take into account all charges and deductions from the Policy, the variable account and the portfolios. We would not deduct premium taxes or charges for any riders.

HYPOTHETICAL ILLUSTRATIONS

      We have prepared the following illustrations to help show how the Contract Value, Surrender Value, and death benefit under a hypothetical Policy with different hypothetical rates of investment performance will vary over an extended period of time. Illustrated values are shown for each Policy year until the insured reaches age 120 (the maturity date). The numbers shown in the illustrated tables are based on the following:

      - an assumed, uniform, gross, after-tax, annual rate of return for each portfolio of 0%, 6%, and 10% for each Policy year;

      - the deduction of all portfolio, variable account, and Policy fees and charges that apply to a hypothetical owner who purchased a Policy with a specific principal sum and paid a monthly premium on the first day of each Policy month, and that there are never any Policy loans; and

      -     the selection of the variable death benefit option (Option A).

      VALUES UNDER THE ILLUSTRATIONS. Zero values in the illustrations indicate the Policy would lapse unless higher premiums than those illustrated are paid. The death benefits illustrated in the illustrations in certain Policy years may reflect the death benefit that is required by the Tax Code.

      HYPOTHETICAL INSURED. The illustrations are based on the assumption that the hypothetical Policy provides coverage on a representative insured with the sex, age, and underwriting classification as shown in the fee table, that is, a male age 37 at issue in the preferred non-nicotine underwriting class. The premium amount used in the table represents the typical premium amount that we expect a hypothetical Policy owner to make. We expect that the hypothetical Policy will have a principal sum of $100,000 and monthly premiums of $300 will be paid on the first day of each Policy month until age 65, which represents a typical premium actually paid for Policies with these specific characteristics.

      PORTFOLIO CHARGES AND EXPENSES. The Contract Values, Surrender Values and death benefits shown in the tables reflect the fact that the hypothetical net rate of return for each subaccount is lower than the gross rate of return on the portfolios as a result of expenses and fees incurred by the portfolios and the variable account, and as a result of mortality and expense risk charges. We have assumed that the values are allocated across all subaccounts equally. Thus, the hypothetical Policy would be subject to portfolio charges of ____% of the portfolios' average daily net assets, which equals the arithmetic average of each portfolio's gross total average annual expenses for the last fiscal year. Voluntary waivers and reimbursements of portfolio expenses are not reflected in the illustrated tables. For more information on portfolio expenses, see the portfolio expense table in the Fee Table section.

      VARIABLE ACCOUNT AND POLICY FEES AND EXPENSES. The Contract Value, Surrender Value, and death benefit shown in the illustrations also reflect the deduction of Variable Account and Policy fees and expenses assessed under the Policy and the timing of those charges. The illustrations show the charges at both their current rate and at their guaranteed maximum rate for the hypothetical insured. The illustrations take into account the daily charge assessed against each subaccount for the mortality and expense risk charge. This charge is equivalent to an annual charge of 0.70% of the average daily net assets in the subaccounts during the first 10 Policy years, 0.35% in years 11 through 20, and 0.25% thereafter. The illustrations also take into account the percent of premium factor, the monthly cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, and the surrender charges where applicable. Since these charges vary by factors such as issue age, sex and underwriting class and other characteristics of the insured, the charges for your Policy are likely to differ significantly from the charges reflected in these illustrations. The illustrations assume that the Policy owner has taken no loans, transfers, partial withdrawals, or changed the allocation of premiums.


      NET ANNUAL HYPOTHETICAL RATES OF RETURN. Taking into consideration the assumed annual average portfolio expenses of _____ and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of ____%, ____% and ____% in years 1 through 10, ____%, ____% and ____% in years 11 through 20, and ____%, ____% and ____% thereafter.


      The tables illustrating Policy values are based on the assumptions that the owner pays the premiums indicated, does not change the principal sum, and does not make any withdrawals or take any Policy loans. The values under an actual Policy may be significantly different from those shown even if the portfolio returns average 0%, 6% or 10% but fluctuate over and under those averages throughout the years shown.

      THE HYPOTHETICAL INVESTMENT RATES OF RETURN ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Contract Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your loan and withdrawal history in addition to the actual investment experience of the portfolios.

      Depending on the timing and degree of fluctuation in actual investment returns, the actual Policy Values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless you pay more than the stated premium.

      PERSONALIZED ILLUSTRATIONS. Since the cost of insurance and other charges differ significantly based on issue age, sex, underwriting class and other factors, the values under your Policy are likely to differ significantly from the values in the hypothetical illustrations shown in the tables below. Upon request to your agent, we will furnish comparable illustrations in connection with the purchase of the Policy based upon the proposed insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those reflected in the following illustrations.

      Separate illustrations on each of the following pages reflect our current cost of insurance and administration charges and the higher guaranteed maximum cost of insurance and administration charges that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.

                Flexible Premium Variable Life Insurance Policy
  Male Preferred Non-Nicotine, Issue Age 37, $300 Monthly Premium until age 65
       $100,000 Initial Principal Sum, Death Benefit Option A (Variable)

       Hypothetical Values Based on CURRENT Cost of Insurance and CURRENT
                             Administration Charge

 ------------------------------------------------------------------------------


                     0% Hypothetical                   6% Hypothetical                   10% Hypothetical
                Gross Investment Return*          Gross Investment Return*          Gross Investment Return*
          ------------------------------------------------------------------------------------------------------
   Policy    Contract Surrender               Contract Surrender                Contract Surrender
    Year       Value    Value   Death Benefit  Value     Value   Death Benefit   Value    Value    Death Benefit
          ------------------------------------------------------------------------------------------------------
      1
      2
      3
      4
      5
      6
      7
      8
      9
     10
     15
     20
     25
     30
     35
     40
     45
     50
     55
     60
     65
     70
     75
     80
     83



* Taking into consideration the assumed annual average portfolio expenses of ______% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of ____%, ____% and ____% in years 1 through 10, ____%, ____% and ____% in years 11 through 20, and ____%, ____% and ____% thereafter.

                Flexible Premium Variable Life Insurance Policy
  Male Preferred Non-Nicotine, Issue Age 37, $300 Monthly Premium until age 65
       $100,000 Initial Principal Sum, Death Benefit Option A (Variable)

       Hypothetical Values Based on MAXIMUM Cost of Insurance and MAXIMUM
                             Administration Charge

-------------------------------------------------------------------------------


                     0% Hypothetical                   6% Hypothetical                   10% Hypothetical
                Gross Investment Return*          Gross Investment Return*          Gross Investment Return*
          ------------------------------------------------------------------------------------------------------
   Policy    Contract Surrender               Contract Surrender                Contract Surrender
    Year       Value    Value   Death Benefit  Value     Value   Death Benefit    Value   Value    Death Benefit
          ------------------------------------------------------------------------------------------------------
     1
     2
     3
     4
     5
     6
     7
     8
     9
    10
    15
    20
    25
    30
    35
    40
    45
    50
    55
    60
    65
    70
    75            0          0         0           0          0             0
    80            0          0         0           0          0             0
    83            0          0         0           0          0             0



* Taking into consideration the assumed annual average portfolio expenses of ______% and the charges for mortality and expense risks, the gross annual rates of investment return of 0%, 6% and 10% correspond to approximate net annual rates of return of ____%, ____% and ____% in years 1 through 10, ____%, ____% and ____% in years 11 through 20, and ____%, ____% and ____% thereafter.

TABLE OF CONTENTS FOR THE SAI

                                                                                   Page

GLOSSARY........................................................................    2

GENERAL PROVISIONS..............................................................    5
     The Policy.................................................................    5
     Our Right to Contest the Policy............................................    5
     Suicide Exclusion..........................................................    5
     Misstatement of Age or Sex.................................................    6
     Addition, Deletion or Substitution of Investments..........................    6
     Resolving Material Conflicts...............................................    6

ADDITIONAL INFORMATION..........................................................    7
      Changing Death Benefit Options............................................    7
      Payment Options...........................................................    8
      Dollar Cost Averaging.....................................................    9
      Subaccount Unit Value.....................................................   10
      Net Investment Factor.....................................................   10
      Additional Information about Farmers and the Variable Account.............   11
      Third Party Administration Agreement......................................   12
      Distribution of the Policies..............................................   12
      Reports to Owners.........................................................   13
      Records...................................................................   13
      Legal Matters.............................................................   13
      Experts...................................................................   13
      Other Information.........................................................   13

FINANCIAL STATEMENTS............................................................   14

INDEX TO FINANCIAL STATEMENTS..................................................   F-1

GLOSSARY

    For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE
The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY
The person(s) you select to receive the death benefit from this Policy.

BUSINESS DAY/VALUATION DAY
Each day that the NYSE is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "business day" in this prospectus, it has the same meaning as the term "valuation day" found in the Policy.

CASH VALUE
The Contract Value minus the surrender charge that would be imposed if you surrendered your Policy.

COMPANY (WE, US, OUR, FARMERS, FNWL)
Farmers New World Life Insurance Company

CONTRACT VALUE
The sum of the values you have in the variable account, the fixed account and the loan account.

CUMULATIVE MINIMUM PREMIUMS
The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS
The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (including any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT
An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE
The portion of your Contract Value allocated to the fixed account.

FUNDS
Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT
The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE
The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM
The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED
The person whose life is insured by this Policy.

ISSUE AGE
The insured's age as of the last birthday before the issue date.

ISSUE DATE
The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE
When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) is too low to pay the entire monthly deduction due.

LOAN AMOUNT
The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE
The Policy anniversary when the insured reaches age 120 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION
The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any extra charge for a special premium class.

MONTHLY DUE DATE
The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

NYSE
The New York Stock Exchange.

PERCENT OF PREMIUM FACTOR
The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO
A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS
A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS
All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM
The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE
The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE
The date we record your Policy in our books as an in force policy.

RIGHT-TO-EXAMINE PERIOD
The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER
The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT
A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER
The termination of the Policy at the option of the owner.

SURRENDER CHARGE
The sum of all remaining monthly underwriting and sales charges that you would pay if the Policy stayed in force for five years from the issue date (or date of principal sum increase), or until the maturity date, if earlier.

SURRENDER VALUE
The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE
The Internal Revenue Code of 1986, as amended.

VALUATION PERIOD
The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

VARIABLE ACCOUNT
Farmers Variable Life Separate Account A. It is a separate investment account that is divided into subaccounts, each of which invests in a corresponding portfolio of a designated fund.

VARIABLE ACCOUNT VALUE
The portion of your Contract Value that is allocated to the subaccounts of the variable account.

WRITTEN NOTICE
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept,
(2) contain the information and documentation that we determine is necessary, and (3) be received at our Service Center.

YOU (YOUR, OWNER)
The person entitled to exercise all rights as owner under the Policy.

APPENDIX A - GUARANTEED MAXIMUM COST OF INSURANCE RATES

                                 GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A MALE
                                         Per $1000 of Risk Insurance Amount
---------------------------------------------------------------------------------------------------------------------
              Cost of            Cost of            Cost of            Cost of            Cost of            Cost of
Attained     Insurance Attained Insurance Attained Insurance Attained Insurance Attained Insurance Attained Insurance
 Age           Rate      Age      Rate      Age      Rate      Age      Rate      Age     Rate      Age       Rate
---------------------------------------------------------------------------------------------------------------------
  21          0.15833     35     0.18083     49     0.53833     62     1.67667    75      5.60417     88     16.62750
  22          0.15667     36     0.19333     50     0.58333     63     1.84083    76      6.14167     89     17.80750
  23          0.15333     37     0.20750     51     0.63583     64     2.02250    77      6.69750     90     19.03583
  24          0.15000     38     0.22333     52     0.69417     65     2.21833    78      7.27667     91     20.34250
  25          0.14583     39     0.24167     53     0.76083     66     2.42750    79      7.89667     92     21.78583
  26          0.14333     40     0.26250     54     0.83417     67     2.64917    80      8.57833     93     23.51083
  27          0.14250     41     0.28500     55     0.91333     68     2.88750    81      9.34083     94     25.83083
  28          0.14167     42     0.30917     56     0.99750     69     3.15083    82     10.20083     95     29.32167
  29          0.14333     43     0.33583     57     1.08667     70     3.44750    83     11.15333     96     35.08250
  30          0.14583     44     0.36417     58     1.18167     71     3.78583    84     12.17667     97     45.08333
  31          0.15000     45     0.39417     59     1.28500     72     4.17333    85     13.24833     98     62.09583
  32          0.15583     46     0.42667     60     1.40000     73     4.61167    86     14.35083     99     83.33333
  33          0.16250     47     0.46083     61     1.53000     74     5.09167    87     15.47750   100-119     N/A
  34          0.17083     48     0.49750
---------------------------------------------------------------------------------------------------------------------

                                 GUARANTEED MAXIMUM MONTHLY COST OF INSURANCE RATES FOR A FEMALE
                                         Per $1000 of Risk Insurance Amount
---------------------------------------------------------------------------------------------------------------------
              Cost of            Cost of            Cost of            Cost of            Cost of            Cost of
Attained     Insurance Attained Insurance Attained Insurance Attained Insurance Attained Insurance Attained Insurance
 Age           Rate      Age      Rate      Age      Rate      Age      Rate      Age     Rate      Age       Rate
---------------------------------------------------------------------------------------------------------------------
  21          0.09000     35     0.14167     49     0.39917     62     0.95750    75      3.38000     88     13.78167
  22          0.09167     36     0.15167     50     0.42750     63     1.05250    76      3.78750     89     15.12833
  23          0.09333     37     0.16333     51     0.45833     64     1.16000    77      4.22333     90     16.57083
  24          0.09583     38     0.17750     52     0.49333     65     1.27417    78      4.69333     91     18.14000
  25          0.09750     39     0.19333     53     0.53167     66     1.39250    79      5.21417     92     19.89083
  26          0.10000     40     0.21083     54     0.57083     67     1.51083    80      5.80583     93     21.95083
  27          0.10333     41     0.22917     55     0.61083     68     1.63250    81      6.48583     94     24.60250
  28          0.10667     42     0.24833     56     0.65000     69     1.76917    82      7.27083     95     28.41833
  29          0.11000     43     0.26667     57     0.68750     70     1.93000    83      8.15833     96     34.49000
  30          0.11417     44     0.28667     58     0.72500     71     2.12750    84      9.13500     97     44.77000
  31          0.11833     45     0.30667     59     0.76667     72     2.37250    85     10.19083     98     61.99667
  32          0.12250     46     0.32667     60     0.81667     73     2.66583    86     11.31833     99     83.33333
  33          0.12833     47     0.34917     61     0.87833     74     3.00417    87     12.51500   100-119     N/A
  34          0.13417     48     0.37333
---------------------------------------------------------------------------------------------------------------------

      If the insured is in a special premium class, the guaranteed maximum monthly cost of insurance rate will be the rate shown in the table times the special premium class rating factor shown on the Policy Specifications page.

      The rates shown above are for the base Policy only. Separate maximum charges apply to each rider.

[OUTSIDE BACK COVER PAGE]


      The Statement of Additional Information ("SAI") dated May 1, 2005 contains additional information about the Policy and the variable account. The Table of Contents for the SAI appears near the end of this prospectus. The SAI has been filed with the SEC and is incorporated by reference into this prospectus.


      You can obtain the SAI (at no cost) by writing to the Service Center at the address shown on the front cover or by calling 1-877-376-8008.

      The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. More information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

      Farmers Financial Solutions, LLC ("FFS") and WM Funds Distributor, Inc. ("WMFD") serve as the principal underwriter and distributor of the Policies. You may obtain more information about FFS and WMFD and their registered representatives at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     for the
                             FARMERS ACCUMULATOR VUL

           Individual Flexible Premium Variable Life Insurance Policy

                                 Issued Through
                    FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

                                   Offered by
                    FARMERS NEW WORLD LIFE INSURANCE COMPANY
                            3003 - 77th Avenue, S.E.
                         Mercer Island, Washington 98040
                                 (206) 232-8400

                                 SERVICE CENTER:
                                 P.O. Box 724208
                             Atlanta, Georgia 31139
                        Phone: 1-877-376-8008 (toll free)
                       8:00 a.m. to 6:00 p.m. Eastern Time


      This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Farmers Accumulator VUL, an individual flexible premium variable life insurance policy, offered by Farmers New World Life Insurance Company. You may obtain a copy of the Prospectus for the Policy dated May 1, 2005 by calling 1-877-376-8008 or by writing to our SERVICE CENTER at P.O. Box 724208, Atlanta, Georgia 31139.


      This Statement incorporates terms used in the current Prospectus for each Policy.

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR YOUR POLICY AND THE PORTFOLIOS.


      The date of this Statement of Additional Information is May 1, 2005

TABLE OF CONTENTS


                                                                                                                         PAGE
                                                                                                                         ----
GLOSSARY................................................................................................................   2
GENERAL PROVISIONS......................................................................................................   5
     The Policy.........................................................................................................   5
     Our Right to Contest the Policy....................................................................................   5
     Suicide Exclusion..................................................................................................   5
     Misstatement of Age or Sex.........................................................................................   5
     Addition, Deletion or Substitution of Investments..................................................................   6
     Resolving Material Conflicts.......................................................................................   6
ADDITIONAL INFORMATION..................................................................................................   6
     Changing Death Benefit Options.....................................................................................   6
     Payment Options....................................................................................................   7
     Dollar Cost Averaging..............................................................................................   9
     Subaccount Unit Value..............................................................................................   9
     Net Investment Factor..............................................................................................  10
     Additional Information about Farmers and the Variable Account......................................................  10
     Third Party Administration Agreement...............................................................................  11
     Administrative, Marketing and Support Service Fees Received from the Portfolios....................................  11
     Distribution of the Policies.......................................................................................  12
     Reports to Owners..................................................................................................  13
     Records............................................................................................................  13
     Legal Matters......................................................................................................  13
     Experts............................................................................................................  13
     Other Information..................................................................................................  13
FINANCIAL STATEMENTS....................................................................................................  13
INDEX TO FINANCIAL STATEMENTS...........................................................................................  15

GLOSSARY

      For your convenience, we are providing a glossary of the special terms we use in this prospectus.

ACCUMULATION UNIT

An accounting unit we use to calculate subaccount values. It measures the net investment results of each of the subaccounts.

ATTAINED AGE

The insured's age on the issue date plus the number of years completed since the issue date.

BENEFICIARY

The person(s) you select to receive the death benefit from this Policy.

BUSINESS DAY/VALUATION DAY

Each day that the New York Stock Exchange ("NYSE") is open for regular trading. Farmers New World Life Insurance Company is open to administer the Policy on each day the NYSE is open for regular trading. When we use the term "Business Day" in this statement of additional information, it has the same meaning as the term "Valuation Day" found in the Policy.

CASH VALUE

The Contract Value minus the surrender charge that would be imposed if you surrendered your Policy.

COMPANY (WE, US, OUR, FARMERS, FNWL)

Farmers New World Life Insurance Company

CONTRACT VALUE

The sum of the values you have in the variable account, the fixed account and the loan account.

CUMULATIVE MINIMUM PREMIUMS

The sum of all monthly-mode minimum premiums due since the issue date. The initial minimum premium is specified on the Policy specifications page. The minimum premium will change if you increase or decrease the principal sum or if certain other changes in the Policy occur.

DEATH BENEFIT PROCEEDS

The amount we will pay to the beneficiary when we receive proof of the insured's death. We will increase the proceeds by any additional insurance benefits that are payable under the terms of any riders you added to the Policy, and we will reduce the proceeds by the amount of any outstanding loans (plus any interest you owe), and any due and unpaid monthly deductions.

FIXED ACCOUNT

An option to which you can direct your Contract Value under the Policy. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in our general account and are not part of, or dependent on, the investment performance of the variable account.

FIXED ACCOUNT VALUE

The portion of your Contract Value allocated to the fixed account.

FUNDS

Investment companies that are registered with the SEC. This Policy allows you to invest in the portfolios of the funds that are listed on the front page of this prospectus.

GENERAL ACCOUNT

The account containing all of Farmers' assets, other than those held in its separate accounts.

HOME OFFICE

The address of our Home Office is 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040.

INITIAL PREMIUM

The amount you must pay before insurance coverage begins under this Policy. The initial premium is shown on your Policy's specification page.

INSURED

The person whose life is insured by this Policy.

ISSUE AGE

The insured's age as of the last birthday before the issue date.

ISSUE DATE

The date when life insurance coverage begins. We measure Policy months, Policy years, and Policy anniversaries from the issue date. On the issue date, we place your initial premium (times the percent of premium factor) in the fixed account. The first monthly deduction occurs on the issue date. The entire Contract Value remains allocated to the fixed account until the reallocation date.

LAPSE

When life insurance coverage ends because the Surrender Value is zero and you have not made a sufficient payment by the end of a 61-day grace period. If you have paid total premiums (minus withdrawals) that exceed cumulative minimum premiums, then the Policy will enter a 61-day grace period only if the Contract Value (minus any outstanding loan amount and any interest you would owe if you surrendered the Policy) is too low to pay the entire monthly deduction due.

LOAN AMOUNT

The total amount of all outstanding Policy loans, including both principal and interest due. We deduct an amount equal to the loan amount from the subaccounts and the fixed account and place it in the loan account as collateral for the loans. The loan account is part of our general account.

MATURITY DATE

The Policy anniversary when the insured reaches age 120 and life insurance coverage under this Policy ends. The maturity date is shown on the Policy specifications page.

MONTHLY DEDUCTION

The amount we deduct from the Contract Value each month to pay for the insurance coverage. The monthly deduction includes the cost of insurance charge, the monthly administration charge, the monthly underwriting and sales charge, the cost of any riders, and any flat extra charge for a special premium class.

MONTHLY DUE DATE

The day of each month when we determine Policy charges and deduct them from Contract Value. It is the same date each month as the issue date. If there is no Business Day that coincides with the issue date in the calendar month, the monthly due date is the next Business Day.

PERCENT OF PREMIUM FACTOR

The factor (currently 95.75%) by which we multiply each premium to determine the amount of premium credited to the Contract Value. We retain the balance of each premium to compensate us for certain expenses such as premium taxes and distribution expenses. The percent of premium factor is shown on your Policy's specifications page.

PORTFOLIO

A separate investment portfolio of a fund. Each subaccount invests exclusively in one portfolio of a fund.

PREMIUM CLASS

A classification that affects the cost of insurance rate and the premium required to insure an individual.

PREMIUMS

All payments you make under the Policy other than loan repayments. When we use the term "premium" in this prospectus, it generally has the same meaning as "net premium" in the Policy, and means a premium multiplied by the percent of premium factor.

PRINCIPAL SUM

The dollar amount of insurance selected by the owner. The principal sum on the issue date is set forth on the Policy's specifications page. You may increase or decrease the principal sum under certain conditions. Certain actions you take, such as changing the death benefit option or taking a partial withdrawal, may affect the amount of the principal sum. The actual death benefit proceeds we pay under the Policy may be more or less than the principal sum.

REALLOCATION DATE

The date we reallocate any premium (plus interest) held in the fixed account to the subaccounts and fixed account as you directed in your application. The reallocation date is the record date, plus the number of days in your state's right to examine period, plus 10 days.

RECORD DATE

The date we record your Policy in our books as an in force policy.

RIGHT-TO-EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the right-to-examine period varies by state. It will be at least 10 days from the date you receive the Policy. The first page of your Policy shows your right to examine period.

SERVICE CENTER

The address of the Service Center is P.O. Box 724208, Atlanta, GA 31139. McCamish Systems, L.L.C. is the administrator of the Policy. You can call the Service Center toll-free at 1-877-376-8008.

SUBACCOUNT

A division of the variable account that invests exclusively in shares of one portfolio of a fund. The investment performance of each subaccount is linked directly to the investment performance of the portfolio in which it invests.

SURRENDER

The termination of the Policy at the option of the owner.

SURRENDER CHARGE

The sum of all the underwriting and sales charges that remain on the Policy, assuming the Policy stayed in force until the maturity date.

SURRENDER VALUE

The amount we will pay you if you surrender the Policy while it is in force. The Surrender Value on the date you surrender is equal to: the Contract Value, minus any surrender charge, and minus any outstanding loan amount (and any interest you owe on the loan(s)).

TAX CODE

The Internal Revenue Code of 1986, as amended.

VALUATION PERIOD

The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units. Each valuation period begins at the close of regular trading on the NYSE (usually, 4:00 p.m. Eastern Time, 1:00 p.m. Pacific Time) on each Business Day and ends at the close of regular trading on the NYSE on the next Business Day.

GENERAL PROVISIONS

                                   THE POLICY

      The entire contract consists of the Policy, the signed application attached at issue, any attached amendments and supplements to the application, and any attached riders and endorsements. In the absence of fraud, we consider all statements in the application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached application or in an amendment or supplement to the application attached to the Policy.

      Any change in the Policy or waiver of its provisions must be in writing and signed by one of our officers. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

      Upon notice to you, we may modify the Policy to:

      - conform the Policy, our operations, or the variable account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our company or the variable account is subject;

      - assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

      -     reflect a change in the variable account's operations.

      If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we will amend the provision to conform with such laws.

                         OUR RIGHT TO CONTEST THE POLICY

      In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

      In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the issue date, or if reinstated, for two years from the date of reinstatement. In the absence of fraud, we will not contest any increase in principal sum after the increase has been in force for two years during the insured's lifetime. This limitation of our right to contest the validity of the Policy does not apply to any riders.

                                SUICIDE EXCLUSION

      If the insured commits suicide before age 100, while sane or insane, within two years of the issue date or the date of reinstatement, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, LESS any loans and any interest you owe, and LESS any partial withdrawal amounts (not including processing fees) previously paid. A new two-year period will apply from the effective date of any reinstatement and to each increase in principal sum starting on the effective date of each increase. During this two-year period, the death benefit proceeds paid that are associated with an increase in principal sum will be limited to the monthly cost of insurance charges for the increase.

                           MISSTATEMENT OF AGE OR SEX

      If the insured's age or sex was stated incorrectly in the application or any supplemental application, we will adjust the death benefit to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance. If the insured's age has been overstated or understated, we will calculate future monthly deductions using the cost of insurance based on the insured's correct age and sex.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

      We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a portfolio that are held in the variable account. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. If the shares of a portfolio are no longer available for investment or if, in our judgment, further investment in any portfolio should become inappropriate, we may redeem the shares of that portfolio and substitute shares of another portfolio. We will not substitute any shares without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. We also reserve the right in our sole discretion to establish additional subaccounts, eliminate or combine one or more subaccounts, combine the variable account with one or more other separate accounts, or operate the variable account as a different kind of investment company. Subject to obtaining any approvals or consents required by law, the assets of one or more subaccounts may also be transferred to any other subaccount if, in our sole discretion, conditions warrant. In addition, we reserve the right to modify the provisions of the Policy to reflect changes to the subaccounts and the variable account and to comply with applicable law.

                          RESOLVING MATERIAL CONFLICTS

      The portfolios currently sell shares to registered separate accounts of insurance companies other than us to support other variable annuity contracts and variable life insurance contracts. In addition, our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as an owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.

      We currently do not foresee any disadvantages to you that would arise from the sale of portfolio shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies. In addition, the management of the portfolios will monitor the portfolios in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable.

      In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that the response of the portfolios to any such conflict does not sufficiently protect you, then we will take our own appropriate action, including withdrawing the variable account's investment in such portfolios, as appropriate.

ADDITIONAL INFORMATION

                         CHANGING DEATH BENEFIT OPTIONS

- You may either change the principal sum or change the death benefit option (but not both, unless done simultaneously) no more than once per Policy year.

-     You must make your request in writing.

- We may require evidence of insurability. We can deny your request for reasons including but not limited to the following:

      - We do not wish to increase the death benefits due to the insured's health, occupation, avocations, or any factor that we believe has a bearing on the insured's risk of death.

      - We conclude the insured has an excessive amount of insurance coverage

      - We conclude the owner no longer has an insurable interest in the insured.

- The effective date of the change will be the monthly due date on or following the date when we approve your request for a change.

- We will send you a Policy endorsement with the change to attach to your Policy.

- Changing the death benefit option may have tax consequences. You should consult a tax adviser before changing the death benefit option.

            FROM OPTION A (VARIABLE DEATH BENEFIT) TO OPTION B (LEVEL DEATH BENEFIT)

            -     We do not require evidence of insurability.

            - The principal sum will change. The new Option B principal sum will equal the Option A principal sum plus the Contract Value on the effective date of the change.

            - WE WILL NOT IMPOSE AN ADDITIONAL UNDERWRITING AND SALES CHARGE ON THE PORTIONS OF ANY INCREASE IN PRINCIPAL SUM DUE TO A CHANGE IN DEATH BENEFIT OPTION.

            -     The minimum premium will increase.

            - The change in option affects the determination of the death benefit since Contract Value is no longer added to the principal sum. The death benefit will equal the new principal sum (or, if higher, the Contract Value times the applicable death benefit percentage).

            FROM OPTION B (LEVEL DEATH BENEFIT) TO OPTION A (VARIABLE DEATH BENEFIT)

            -     You must provide satisfactory evidence of insurability.

            - The principal sum will change. The new Option A principal sum will equal the Option B principal sum less the Contract Value immediately before the change, but the new principal sum will not be less than the minimum principal sum shown on your Policy's specifications page.

            -     The minimum premium will decrease.

            - The change in death benefit option affects the determination of the death benefit since Contract Value will be added to the new principal sum, and the death benefit will then vary with the Contract Value.

            - Any underwriting and sales charge on the Policy will not be reduced as a result of any decrease in the principal sum.

                                 PAYMENT OPTIONS

      There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. Below is information concerning settlement options described in your Policy. None of these options vary with the investment performance of the variable account.

      SETTLEMENT OPTIONS. If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of five fixed settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. The proceeds under any settlement option must be at least $2,500, and each payment must be at least $25, or we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

      Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

      Under any settlement option, the dollar amount of each payment will depend on three things:

      - the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;

      - the interest rate we credit on those amounts (we guarantee a minimum interest rate); and

      - the specific option(s) you choose. The amount you would receive may depend on your adjusted age and sex.

OPTION 1 - INTEREST          -     Your proceeds will earn interest at a rate
ACCUMULATION:                      of 2.5% per year compounded annually.

                             - We may not keep the funds under this option for longer than five years, unless the beneficiary is a minor, in which case we may hold the funds until the beneficiary attains the age of majority.

OPTION 2 - INTEREST          -     You will receive income of at least $25
INCOME:                            annually, $12.42 semi-annually, $6.19
                                   quarterly, or $2.05 monthly for each $1,000 of proceeds.

                             - Unless you direct otherwise, the payee may withdraw the proceeds at any time.

                             - After the first year, we may defer such withdrawal for up to six months.

OPTION 3 - INCOME -          -     We will pay installments for a specified
PERIOD CERTAIN:                    period.

                             - The amount of each installment per $1,000 of proceeds will not be less than the amounts shown in the table in your Policy.

                             - If the payee dies before the end of the specified period, we will pay the installments to the contingent payee for the remainder of the specified period.

OPTION 4 - INCOME -          -     We will pay installments of a specified
AMOUNT CERTAIN:                    amount until the proceeds together with
                                   interest are paid in full.

                             - We will credit interest at a rate of 2.5% compounded annually.

OPTION 5 - INCOME -          -     We will pay installments for the payee's
LIFE:                              lifetime.

                             -     We will make payments for at least a
                                   specified guaranteed period.

                             - If the payee dies before the end of the guaranteed period, we will continue to pay proceeds to a contingent payee for the remainder of the guaranteed period.

                             - The amount of each installment will depend on the adjusted age and sex of the payee at the time the first payment is due.

                             - We determine the adjusted age by calculating the age at the payee's nearest birthday on the date of the first payment and subtracting a number that depends on the year in which the first payment begins:

FIRST PAYMENT DATE                        ADJUSTED AGE IS AGE MINUS
------------------                        -------------------------
   2003 to 2010                                     1 Year
   2011 to 2020                                    2 Years
   2021 to 2030                                    3 Years
   2031 to 2040                                    4 Years
    After 2040                                     5 Years

      TAX CONSEQUENCES. Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.

                              DOLLAR COST AVERAGING

      Under the dollar cost averaging program, you may authorize us to transfer a fixed dollar amount at monthly intervals from the fixed account to one or more subaccounts. You may designate up to eight subaccounts to receive the transfers. The fixed dollar amount will purchase more accumulation units of a subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

      You may cancel your participation in the program at any time.

      You may enroll in the dollar cost averaging program at any time by submitting a request to the Service Center. We make transfers on the same day of every month as your issue date. Transfers under the dollar cost averaging program are not included when we determine the number of free transfers permitted each year. We must receive the form at least 5 Business Days before the transfer date, for your transfers to begin on that date. When you enroll in the dollar cost averaging program, your total Contract Value in the fixed account must be at least equal to the amount you designate to be transferred on each transfer date. Transfers from the fixed account must be at least $100. Transfers under the dollar cost averaging program will not occur unless the balance in the fixed account is at least as large as the amount designated to be transferred.

      We may modify or revoke the dollar cost averaging program at any time. There is no charge for participating in the dollar cost averaging program. We do not assess transfer fees on dollar cost averaging transfers, nor do we count them toward the twelve free transfers permitted each Policy year.

                              SUBACCOUNT UNIT VALUE

      The unit value of any subaccount at the end of a Valuation Period is calculated as:

      A x B, where:

      "A" is the subaccount's unit value for the end of the immediately preceding Business Day; and

      "B" is the net investment factor for the most current Business Day.

      The net investment factor is an index we use to measure the investment performance of a subaccount from one Valuation Period to the next. Each subaccount has a net investment factor for each Valuation Period that may be greater or less than one. Therefore, the value of a unit (and the value of a subaccount) may increase or decrease. We determine the net investment factor for any subaccount for any Valuation Period by the following formula:

                                     X/Y - Z

      "X" equals:

      1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; PLUS

      2. the per share amount of any dividend or capital gain distribution on shares held in the subaccount during the current Business Day; MINUS

      3. the per share amount of any capital loss distribution on shares held in the subaccount during the current Business Day; MINUS

      4. the per share amount of any taxes or any amount set aside during the Business Day as a reserve for taxes.

      "Y" equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

      "Z" equals the mortality and expense risk charge.

                              NET INVESTMENT FACTOR

      The net investment factor is an index that measures the investment performance of a subaccount from one Business Day to the next. Each subaccount has its own net investment factor, which may be greater or less than one. The net investment factor for each subaccount equals the fraction obtained by dividing (X) by (Y) minus (Z) where:

      (X) is the net result of:

      1. the net asset value per portfolio share held in the subaccount at the end of the current Business Day; plus

      2. the per share amount of any dividend or capital gain distribution on portfolio shares held in the subaccount during the current Business Day; less

      3. the per share amount of any capital loss, realized or unrealized, on portfolio shares held in the subaccount during the current Business Day.

      (Y) equals the net asset value per portfolio share held in the subaccount as of the end of the immediately preceding Business Day.

      (Z) equals charges and fees deducted from the subaccount. These consist of:

            1. the percentage charge for mortality and expense risk on that Business Day;

            2. the percentage charge for administrative costs on that Business Day; and

            3. the percentage charge for any other charges, fees and expenses for riders, endorsements, or supplemental benefits attached to your Policy, including the Guaranteed Minimum Death Benefit Rider and the Guaranteed Retirement Income Benefit Rider.

          ADDITIONAL INFORMATION ABOUT FARMERS AND THE VARIABLE ACCOUNT

      Farmers New World Life Insurance Company ("Farmers"), is the stock life insurance company issuing the Policy. Farmers is located at 3003 - 77th Avenue, S.E., Mercer Island, Washington 98040, and was incorporated under Washington law on February 21, 1910. Farmers established the variable account to support the investment options under this Policy and under other variable life insurance policies Farmers issues. Farmers' general account supports the fixed account under the Policy.

      Farmers is a direct wholly-owned subsidiary of Farmers Group, Inc. ("FGI"). FGI is a stock holding and management company. The ultimate controlling parents of FGI are Allied Zurich p.l.c., a United Kingdom company and Zurich Allied AG, a Swiss Company. Allied Zurich p.l.c. and Zurich Allied AG are traded in certain European markets, but are not publicly traded in the U.S.

      Farmers markets a broad line of individual life insurance products, including universal life, term life and whole life insurance and annuity products (predominately flexible premium deferred annuities). Farmers currently is licensed to sell insurance in 48 states and the District of Columbia. The states where Farmers is not licensed are Alaska and New York.

      Farmers established the variable account as a separate investment account under Washington law on April 6, 1999. Farmers owns the assets in the variable account and is obligated to pay all benefits under the Policies. Farmers may use the variable account to support other variable life insurance policies Farmers issues. The variable account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

      We hold the title to the assets of the variable account. The assets are kept physically segregated and held separate and apart from our general account assets and from the assets in any other separate account. We maintain records of all purchases and redemptions of portfolio shares held by each of the subaccounts.

      Additional protection for the assets of the variable account is provided by a blanket fidelity bond issued by Federal Insurance Company to Farmers Group, Inc., providing aggregate coverage of $30,000,000 (subject to a $1,000,000 deductible) for all officers and employees of Farmers Group, Inc.

                      THIRD PARTY ADMINISTRATION AGREEMENT

      We have entered into a Master Administration Agreement (the "Agreement") with McCamish Systems, L.L.C. ("McCamish"), a limited liability company organized and existing under the laws of Georgia. McCamish has its principal business address at 6452 Powers Ferry Road, Third Floor, Atlanta, Georgia 30339. Under the Agreement, McCamish provides, at the Service Center, significant administrative services for the Policy and the Variable Account, including the processing of all premium payments, loans, requests for transfers, partial withdrawals, and surrenders, and the calculation of accumulation unit values for each Policy and the variable account.


 ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES RECEIVED FROM THE PORTFOLIOS



      We and FFS receive compensation from the investment adviser, administrators and/or distributors of the portfolios for administrative and other services related to variable account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that we issue. Some advisers, administrators, or portfolios may pay us more than others. The payments are based on a percentage of the average assets the each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us. The chart below provides the current percentages paid to us on an annual basis:



                 INCOMING PAYMENTS TO FARMERS AND ITS AFFILIATES
Adviser or Sub-Adviser    % of assets*    Adviser or Sub-Adviser    % of assets*
----------------------    ------------    ----------------------    ------------


                 INCOMING PAYMENTS TO FARMERS AND ITS AFFILIATES
Adviser or Sub-Adviser    % of assets*    Adviser or Sub-Adviser    % of assets*
----------------------    ------------    ----------------------    ------------




* Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by us.


                          DISTRIBUTION OF THE POLICIES

      We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


      Farmers Financial Solutions, LLC ("FFS") and WM Funds Distributor, Inc. ("WMFD") serve as the principal underwriters for the Policies. FFS is a Nevada limited liability company and its home office is located at 2423 Galena Avenue, Simi Valley, California 93065. FFS is affiliated with Farmers through Farmers' parent that provides management-related services to the parent companies of FFS. WMFD is located at 1201 Third Avenue, 22nd Floor, Seattle, WA 98001. FFS and WMFD are registered as broker-dealers with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which they operate, and are members of NASD, Inc. FFS is a member of the Securities Investor Protection Corporation; however, WMFD is not a member of the Securities Investor Protection Corporation. Currently the Policies are sold through FFS' sales representatives who are appointed as our insurance agents. WMFD no longer actively underwrites sales of the Policy.


      We pay commissions to FFS for sales of the Policies by its sales representatives. FFS received sales compensation, including other payments and incentives, with respect to the Policies in the following amounts during the periods indicated:


                                                             AGGREGATE AMOUNT OF COMMISSIONS
                      AGGREGATE AMOUNT OF                RETAINED BY FFS AFTER PAYMENTS TO ITS
FISCAL YEAR         COMMISSIONS PAID TO FFS*                      REGISTERED PERSONS
-----------         ------------------------             -------------------------------------
   2002                   $7,953,550                                       0
   2003                   $8,902,267                                       0
   2004                   $9,273,918                                       0


      *Includes sales compensation paid to registered persons of FFS.


      FFS passes through commissions it receives as principal underwriter and does not retain any portion of it in return for its services as principal underwriter for the Policies. As a selling firm, FFS retains ________ .



      We pay for certain of FFS' operating and other expenses, including overhead, legal, and accounting fees. We may also pay for certain sales expenses of FFS: sales representative training materials; marketing materials and advertising expenses; and certain other expenses of distributing the Policies. In addition, we contribute indirectly to the deferred compensation for FFS' sales representatives. FFS' sales representatives and their managers are also eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we and our affiliates may provide jointly with FFS.



      We may pay FFS additional cash amounts for: (1) exclusively offering the Policies; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for FFS' sales representatives; and (4) other sales expenses incurred by them. We may make bonus payments to FFS based on aggregate sales or persistency standards.

      During 2003, WMFD began selling the Policies and received sales compensation with respect to the Policies of $74,480.07. This amount includes an additional Distributor Fee of $11,447.47 that was paid to WMFD to assist with promotional and wholesaling activities. During 2004, WMFD received $108,218.44 in sales compensation. WMFD no longer offers the Polices for sale through its representatives.



      WMFD passes through the commissions it receives to the selling firm for their sales and does not retain any portion of it for its services as principal underwriter for the Policies.








                                REPORTS TO OWNERS

      At least once each year, or more often as required by law, we will mail to owners at their last known address a report showing at least the following information as of the end of the report period:

      -   the current principal sum     -   any loans since the last report
      -   the current death benefit     -   premiums paid since the last report
      -   the Contract Value            -   all deductions since the last report
      -   the Surrender Value           -   the amount of any outstanding loans

      You may request additional copies of reports for a $5 fee. We will maintain all records relating to the variable account and the fixed account.

      Policy owners will also receive confirmations within 7 calendar days of each unscheduled financial transaction, such as premium payments, transfers, partial withdrawals, loans and surrenders. Scheduled financial transactions may be confirmed using quarterly statements.

                                     RECORDS

      We will maintain all records relating to the variable account and fixed account.

                                  LEGAL MATTERS


      Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. All matters of Washington law pertaining to the Policy have been passed upon by Debra P. Rezabek, General Counsel, Farmers New World Life Insurance Company.


                                     EXPERTS


      The financial statements as of December 31, 2004 and 2003 and for each of the three years in the periods ended December 31, 2004 included in this Statement of Additional Information in the Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


      Actuarial matters included in this Registration Statement have been examined by Ryan R. Larson, FSA MAAA, Vice President, Chief Actuary and Director of the Company, as stated in the opinion filed as an exhibit to this Registration Statement.

                                OTHER INFORMATION

      We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

FINANCIAL STATEMENTS


      The audited balance sheets of Farmers New World Life Insurance Company as of December 31, 2004 and 2003, and the related statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004, as well as the Report of Independent Auditors, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.



      The audited financial statements for the Farmers Variable Life Separate Account A as of December 31, 2004, and for the periods ended December 31, 2004 and 2003, as well as the Report of Independent Auditors, are also contained herein.

INDEX TO FINANCIAL STATEMENTS

FARMERS NEW WORLD LIFE INSURANCE COMPANY

      Report of Independent Auditors


      Balance Sheets, December 31, 2004 and 2003



      Statements of Income For the Years Ended December 31, 2004, 2003 and 2002



      Statements of Comprehensive Income For the Years Ended December 31, 2004, 2003, and 2002



      Statements of Stockholder's Equity For the Years Ended December 31, 2004, 2003, and 2002



      Statements of Cash Flows For the Years Ended December 31, 2004, 2003, and 2002


      Notes to Financial Statements

FARMERS VARIABLE LIFE SEPARATE ACCOUNT A

      Report of Independent Auditors


      Statement of Assets and Liabilities, December 31, 2004



      Statement of Operations For the Periods Ended December 31, 2004 and 2003



      Statements of Changes in Net Assets For the Periods Ended December 31, 2004 and 2003


      Notes to Financial Statements

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

(a)   Board of Directors Resolutions.

      1) Resolution of the Board of Directors of Farmers New World Life Insurance Company establishing Farmers Variable Life Separate Account A.(1)

(b)   Custodian Agreements. Not applicable.

(c)   Underwriting Contracts.

      1) Form of Distribution Agreement among Farmers New World Life Insurance Company, Farmers Variable Life Separate Account A, and WM Funds Distributor, Inc.(11)

      2) Form of Selling Agreement among Farmers New World Life Insurance Company, WM Funds Distributor, Inc. and WM Financial Services, Inc.(11)

      3) Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions LLC,(3)

      4)    Registered Representative Agreement, Farmers Financial Solutions
            LLC.(3)

      5) Form of Amended and Restated Distribution Agreement between Farmers New World Life Insurance Company and Farmers Financial Solutions, LLC.(13)

(d)   Contracts.

      1)    Specimen Flexible Premium Variable Life Insurance Policy.(8)

      2)    Monthly Disability Benefit Rider.(8) (10)

      3)    Accelerated Benefit Rider.(8)

      4)    Accelerated Benefit Rider for Terminal Illness(15)

      5)    Cover Page for Flexible Premium Variable Life Insurance Policy. (15)

(e)   Applications.

      1)    Form of Policy Application for Variable Life Insurance.(9)

(f)   Depositor's Certificate of Incorporation and By-Laws.

      1)    Articles of Incorporation of Farmers New World Life Insurance
            Company.(1)

      2)    By-laws of Farmers New World Life Insurance Company.(1)

(g)   Reinsurance Contracts.

      1) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company A.(12)

      2) Facultative Yearly Renewable Term Reinsurance Agreement Between Farmers New World Life Insurance Company and Company B.(12)

(h)   Participation Agreements.

      1) Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(3)

      2) Amendment No. 1 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(5)

      3) Amendment No. 2 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(6)

      4) Form of Amendment No. 3 to Participation Agreement among WM Variable Trust, WM Funds Distributor, Inc. and Farmers New World Life Insurance Company.(9)

      5) Participation Agreement among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., and Farmers New World Life Insurance Company.(11)

(i)   Administrative Contracts.

      1) Consulting Services Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company.(2)

      2) Master Administration Agreement between McCamish Systems, L.L.C. and Farmers New World Life Insurance Company dated as of April 1, 2001.(5)

(j)   Other Material Contracts.

      1)    Powers of Attorney.(1)(4)(7)(12)

(k)   Legal Opinion.

      1)    Opinion of Debra P. Rezabek, Esquire.(15)

(l)   Actuarial Opinion.

      1)    Opinion of Ryan R. Larson, FSA, MAAA.(15)

(m)   Calculations.(11)

(n)   Other Opinions.

      1)    Consent of Sutherland Asbill & Brennan LLP.(15)

      2)    Consent of PricewaterhouseCoopers LLP.(15)

      3)    Consent of Deloitte & Touche LLP.(11)

(o)   Omitted Financial Statements. Not applicable.

(p)   Initial Capital Agreements. Not applicable.

(q)   Redeemability Exemption.

      1)    Description of issuance, transfer and redemption procedures.(9)

      2) Revised description of issuance, transfer and redemption procedures(May 2004).(14)

----------
(1) Incorporated herein by reference to the initial Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on July 29, 1999 (File No. 333-84023).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on November 15, 1999 (File No. 333-85183).

(3) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2001 (File No. 333-85183).

(4) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2001 (File No. 333-84023).

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 26, 2002 (File No. 333-85183).

(6) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on August 27, 2002 (File No. 333-85183).

(7) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on August 28, 2002 (File No. 333-84023).

(8) Incorporated herein by reference to the initial Registration Statement for this product on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on October 2, 2002 (File No. 333-100287).

(9) Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement on Form S-6 for Farmers Variable Life Separate Account A filed with the SEC on December 18, 2002 (File No. 333-100287).

(10) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-84023).

(11) Incorporated herein by reference to Post-Effective Amendment No. 2 to this Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 28, 2003 (File No. 333-100287).

(12) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 for Farmers Variable Life Separate Account A filed with the SEC on April 27, 2004 (File No. 333-84023).

(13) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File No. 333-85183).

(14) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6 for Farmers Annuity Separate Account A filed with the SEC on April 27, 2004 (File No. 333-100287).

(15)  To be filed.

Item 27. Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS
ADDRESS                                 POSITION AND OFFICE WITH DEPOSITOR
---------------------------             ----------------------------------
Jerry J. Carnahan(1)               Director
Brian S. Cohen (1)                 Director
Martin D. Feinstein(1)             Chairman of the Board and Director
Paul N. Hopkins(1)                 Director
Michael W. Keller(2)               Chief Marketing Officer, Vice President and Director
Ryan R. Larson(2)                  Vice President, Chief Actuary, Acting Chief Financial
                                   Officer and Director
C. Paul Patsis(2)                  President, Chief Executive Officer and Director
James I. Randolph(2)               Vice President, Assistant Secretary and Director
Gary R. Severson(3)                Director
John F. Sullivan, Jr.(4)           Director
Debra P. Rezabek(1)                Vice President and General Counsel
Leeann G. Badgett(2)               Assistant Treasurer
Sharon D. Courlas, M.D.(2)         Vice President and Medical Director
David A. Demmon(1)                 Assistant Treasurer
Gerald A. Dulek(1)                 Assistant Vice President
Laszlo G. Heredy(1)                Chief Investment Officer and Vice President
Doren E. Hohl(1)                   Assistant Secretary
Paul F. Hott(2)                    Assistant Vice President
Hubert L. Mountz(1)                Assistant Treasurer
Dennis J. A. Nibbe(2)              Assistant Treasurer
John R. Patton(2)                  Assistant Vice President and Corporate Secretary
Richard L. Russell, Jr.(1)         Assistant Secretary
Kathryn M. Trepinski(1)            Assistant Secretary
Pierre C. Wauthier(1)              Vice President and Assistant Treasurer

(1) The principal business address is 4680 Wilshire Boulevard, Los Angeles, CA 90010.

(2) The principal business address is 3003 - 77th Ave. SE, Mercer Island, WA 98040.

(3)   The principal business address is 801 2nd Ave., Seattle, WA 98104.

(4)   The principal business address is 1201 3rd Ave., #3390, Seattle, WA 98101.

Item 28. Persons Controlled By or Under Common Control With the Depositor or Registrant

COMPANY                                         DOMICILED     OWNERSHIP                                            %
-------                                         ---------     ---------                                          -----
Aktiengesellschaft Assuricum                    Switzerland   Zurich Insurance Company                            99.60
Allied Zurich Holdings Limited                  CI            Zurich Group Holding                               100.00
Allied Zurich PLC                               UK            Zurich Financial Services                          100.00
American Guarantee & Liability Insurance Co.    NY            Zurich American Insurance Company                  100.00
American Zurich Insurance Company               IL            Steadfast Insurance Company                        100.00
Assurance Company of America                    NY            Maryland Casualty Company                          100.00
BG Investments Ltd.                             BDA           Aktiengesellschaft Assuricum                        04.58
BG Investments Ltd.                             BDA           Zurich Insurance Company                            95.42
Centre Financial Services Holdings Limited      BDA           Centre Group Holdings Limited                      100.00
Centre Group Holdings (US) Limited              DE            Centre Reinsurance Limited                         100.00
Centre Group Holdings Limited                   BDA           CMSH Limited                                       100.00
Centre Insurance Company                        DE            Centre Solutions Holdings (Delaware) Limited       100.00
Centre Life Insurance Company                   MA            Centre Solutions (US) Limited                      100.00
Centre Reinsurance (US) Limited                 BDA           Centre Reinsurance Holdings (Delaware) Limited     100.00
Centre Reinsurance Holdings (Delaware) Limited  DE            Orange Stone Reinsurance                           100.00
Centre Reinsurance Limited                      BDA           Centre Solutions (Bermuda) Limited                 100.00
Centre Solutions (Bermuda) Limited              BDA           Centre Group Holdings Limited                      100.00
Centre Solutions (US) Limited                   BDA           Centre Group Holdings (US) Limited                 100.00
Centre Solutions Holdings (Delaware) Limited    DE            Centre Solutions (US) Limited                      100.00
CMSH Limited                                    BDA           Zurich Insurance Company                            64.70
CMSH Limited                                    BDA           Zurich International (Bermuda) Ltd.                 35.30
Colonial American Casualty & Surety Co.         MD            Fidelity & Deposit Company of Maryland             100.00
Constellation Reinsurance Company               NY            Centre Reinsurance Holdings (Delaware) Limited     100.00
Crown Management Services Limited               DE            Orange Stone Holdings                              100.00
Daniels-Head Insurance Services, Inc.           TX            Daniels Head Management                            100.00
Daniels Head Management Corp, a Texas                         Specialty Producer Group, Inc.                     100.00
Corporation                                     TX
Daniels-Head Insurance Agency (GA), Inc.        GA            Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (CT), Inc.        CT            Daniels-Head Insurance Agency, Inc. (CA)           100.00
                                                              Daniels-Head Insurance Agency, Inc. an Ohio Corp.  100.00
Daniels-Head Insurance Agency, Inc. (CA)        CA            Daniels-Head Insurance Agency, Inc., a California
Daniels-Head Insurance Agency (CO), Inc.        CO            Corporation                                        100.00
Daniels-Head Insurance Agency, Inc. an Ohio     OH            Daniels-Head Management Corp., a Texas
Corp.                                                         Corporation                                        100.00
                                                              Daniels-Head Management Corp., a Texas
Daniels-Head Insurance Agency, Inc. (NV)        NV            Corporation                                        100.00
Daniels/Head Insurance Agency, Inc., a                        Daniels-Head Management Corp., a Texas
Kentucky Corporation                            KY            Corporation                                        100.00
                                                              Daniels-Head Management Corp., a Texas
                                                              Corporation                                        100.00
Daniels-Head General Agency, Inc. (TX)          TX
Daniels-Head Insurance Agency  (IA)  Inc.       IA            Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (IL) Inc.         IL            Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (IN) Inc.         IN            Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (KS)  Inc.        KS            Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (MA) Inc.         MA            Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (MI), Inc.        MI            Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (MN), Inc.        MN            Daniels-Head Insurance Agency, Inc. (CA)           100.00

COMPANY                                       DOMICILED       OWNERSHIP                                           %
-------                                       ---------       ---------                                       ---------
Daniels-Head Insurance Agency (MO), Inc.      MO              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (NC), Inc.      NC              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (ND), Inc.      ND              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (NE), Inc.      NE              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (NJ), Inc.      NJ              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (NY), Inc.      NY              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (PA), Inc.      PA              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (SD), Inc.      SD              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (WA) Inc.       WA              Daniels-Head Insurance Agency, Inc. (CA)           100.00
Daniels-Head Insurance Agency (WI) Inc.       WI              Daniels-Head Insurance Agency, Inc. (CA)           100.00
                                                              Daniels-Head Management Corp., a Texas
                                                              Corporation
DH Specialty Insurance Agency, Inc.           IL
Disability Management Services, Inc.          CT              Centre Reinsurance Limited                          40.00
Diversified Specialty Risk                    TX              American Guarantee & Liability Insurance Co.       100.00
Empire Fire & Marine Insurance Company        NE              Zurich American Insurance Company                  100.00
Empire Indemnity Insurance Company            OK              Zurich American Insurance Company                  100.00
Empire Management Services, Inc.              NE              Empire Fire & Marine Insurance Company             100.00
Farmers Group, Inc.                           NV              Zurich Group Holding                               86.625
Farmers Group, Inc.                           NV              Allied Zurich Holdings Limited                      10.00
Farmers Group, Inc.                           NV                                                                 03.375
Farmers Investment Research & Management, Inc.NV              Farmers Group, Inc.
Farmers New World Life Insurance Company      WA              Farmers Group, Inc.                                100.00
Farmers Reinsurance Company                   CA              Farmers Group, Inc.                                100.00
Farmers Services Corporation                  NV              Farmers Group, Inc.
Farmers Value Added, Inc.                     NV              Farmers Group, Inc.
Fidelity & Deposit Company of Maryland        MD              Zurich American Insurance Company                  100.00
F.I.G. Holding Company                        CA              Fire Underwriters Association
F.I.G. Holding Company                        CA              Truck Underwriters Association                      30.00
FIG Leasing Company, Inc.                     CA              Farmers Group, Inc.                                 95.20
FIG Leasing Company, Inc.                     CA              Fire Underwriters Association                        1.70
FIG Leasing Company, Inc.                     CA              Truck Underwriters Association                       3.10
FIG Travel                                    CA              Farmers Group, Inc.                                100.00
Fire Underwriters Association                 CA              Farmers Group, Inc.                                100.00
FKLA Realty Corporation                       IL              Kemper Portfolio Corp.                             100.00
Kemper Corporation                            DE              Zurich Holding Company of America                  100.00
Kemper Investors Life Insurance Company       IL              Kemper Corporation                                 100.00
Kemper Portfolio Corp.                        DE              Kemper Corporation                                 100.00
Kemper Real Estate Management Co.             DE              Kemper Corporation                                 100.00
Keswick Realty, Inc.                          IL              Zurich Services Corporation                        100.00
KFC Portfolio Corp.                           DE              Kemper Corporation                                 100.00
KILICO Realty Corp.                           IL              KFC Portfolio Corp.                                   100
KL-75, LLC                                    DE              Kemper Investors Life Insurance Company                30
KL-75, LLC                                    DE              Kemper Corporation                                     20
KLMLP, L.P.
Maine Bonding and Casualty Co.                ME              Maryland Casualty Company                          100.00
Maryland Casualty Company                     MD              Zurich American Insurance Company                  100.00
Maryland Insurance Company                    TX              Maryland Casualty Company                          100.00
                                                              Maryland Casualty Company                          Trust
Maryland Lloyds                               TX                                                                 Agreements
Maryland Management Corp.                     TX              Maryland Casualty Company                          100.00
Maunalua Associates, Inc.                     HI              KFC Portfolio Corp.                                 100.0
Minnesota Marketing Center                    MN              Empire Fire & Marine Insurance Company             100.00
National Standard Insurance Company           TX              Maryland Casualty Company                          100.00
Northern Insurance Company of New York        NY              Maryland Casualty Company                          100.00
Orange Stone Holdings                         IRE             CMSH Limited                                       100.00
Orange Stone Reinsurance                      IRE             Crown Management Services Limited                  100.00

COMPANY                                       DOMICILED          OWNERSHIP                                          %
-------                                       ---------          ---------                                       ------
Prematic Service Corporation (CA)                 CA             Farmers Group, Inc.                               38.00
Prematic Service Corporation (CA)                 CA             Fire Underwriters Association                      9.00
Prematic Service Corporation (CA)                 CA             Truck Underwriters Association                    53.00
Prematic Service Corporation (NV)                 NV             Prematic Service Corporation (CA)                100.00
Risk Enterprise Management Limited                DE             Zurich Insurance Company                         100.00
Robert Hampson, Inc.                              CN             Zurich Holding Company of America                100.00
Specialty Producer Group II                       DE             Zurich Holding Company of America                100.00
Specialty Producer Group, Inc.                    DE             American Guarantee & Liability Insurance Co.      79.00
Steadfast Insurance Company                       DE             Zurich American Insurance Company                100.00
Sterling Forest Management LLC                    DE             Zurich SF Holdings, Inc.                         100.00
Sterling Forest L.L.C.                            DE             Sterling Forest Management LLC                   100.00
THIC Holdings LLC                                 NH             See Note 1
Truck Underwriters Association                    CA             Farmers Group, Inc.                              100.00
Truckwriters, Inc.                                NE             Empire Fire & Marine Insurance Company            80.00
Universal Underwriters Acceptance Corp.           KS             Zurich Holding Company of America                100.00
Universal Underwriters British Virgin Islands     BVI            Universal Underwriters Service Corporation       100.00
Universal Underwriters Insurance Company          KS             Zurich American Insurance Company                100.00
Universal Underwriters Insurance Services,Inc.    MA             Universal Underwriters Insurance Company         100.00
Universal Underwriters Insurance Services of
Alabama, Inc.                                     AL             Universal Underwriters Insurance Company         100.00
Universal Underwriters Life Ins. Co.              KS             Universal Underwriters Insurance Company         100.00
Universal Underwriters Management Company         KS             Zurich Holding Company of America                100.00
Universal Underwriters of Texas Ins. Co.          TX             Universal Underwriters Insurance Company         100.00
Universal Underwriters Service Corp.              MO             Zurich Holding Company of America                100.00
Universal Underwriters Service Corp. of Texas     TX             Zurich Holding Company of America                100.00
Valiant Insurance Company                         IA             Maryland Casualty Company                        100.00
ZC Specialty Insurance Company                    TX             Centre Solutions (US) Limited                    100.00
ZC Sterling Corporation                           DE             Centre Financial Services Holdings Limited        98.37
ZC Sterling Insurance Agency                      CA              ZC Sterling Corporation                         100.00
ZFSH, LLC                                         DE             Zurich Holding Company of America                100.00
ZKS Real Estate Partners, LLC                                    Kemper Corporation                                41.67
Zurich Agency Services, Inc.                      TX             Maryland Casualty Company                        100.00
Zurich American Brokerage, Inc.                   NY             Zurich Holding Company of America                100.00
Zurich American Insurance Company                 NY             Zurich Holding Company of America                100.00
Zurich American Insurance Company of Illinois     IL             American Zurich Insurance Company                100.00
Zurich Benefit Finance, LLC                       DE             Zurich Holding Company of America                100.00
Zurich CZI Management, Ltd.                       DE             Zurich Holding Company of America                100.00
Zurich CZI Management Holding, Ltd.               DE             Zurich Holding Company of America                100.00
Zurich E&S                                        CA             Zurich American Insurance Company                100.00
Zurich Finance, USA                               DE             Zurich Holding Company of America                100.00
Zurich Global Investment Advisors, LLC            DE             Zurich Holding Company of America                100.00
Zurich Group Holding                              Switzerland    Zurich Financial Services                         57.00
Zurich Group Holding                              Switzerland    Allied Zurich PLC                                 43.00
Zurich Holding Company of America                 DE             Zurich Insurance Company                          99.87
Zurich Holding Company of America                 DE             Crown Management Services Limited                 00.13
Zurich Insurance Company                          Switzerland    Zurich Group Holding                            99.9406
Zurich Insurance Company                          Switzerland    Zurich Group Holding                             0.0594
Zurich International (Bermuda) Ltd.               BDA            BG Investments Ltd.                               29.27
Zurich International (Bermuda) Ltd.               BDA            Zurich Insurance Company                          30.31
Zurich International (Bermuda) Ltd.               BDA            Aktiengesellscaft Assuricum                       40.42
Zurich Premium Finance Company                    NE             Empire Fire & Marine Insurance Company           100.00
Zurich Premium Finance Company of California      CA             Empire Fire & Marine Insurance Company           100.00
Zurich Warranty Management Services LTD           UK             Zurich Services Corporation                      100.00
Zurich Services Corp.                             IL             Zurich Holding Company of America                100.00
Zurich SF Holdings LLC                            DE             Zurich American Insurance Company                100.00
Zurich Towers, Inc.                               IL             Zurich Holding Company of America                100.00

COMPANY                                       DOMICILED          OWNERSHIP                                        %
-------                                       ---------          ---------                                      ------
Zurich Warranty Solutions, Inc.                   IL             American Zurich Insurance Company               100.00
                                                                 Foremost Insurance Company Grand Rapids,
American Federation Insurance Company             FL             Michigan                                        100.00
Civic Property & Casualty Co.                     CA             Farmers Insurance Exchange                       80.00
Civic Property & Casualty Co.                     CA             Fire Insurance Exchange                          10.00
Civic Property & Casualty Co.                     CA             Truck Insurance Exchange                         10.00
Corvette General Agency, Inc.                     GA             Foremost Affiliated Insurance Services, Inc.    100.00
Exact Property & Casualty Co.                     CA             Farmers Insurance Exchange                       80.00
Exact Property & Casualty Co.                     CA             Fire Insurance Exchange                          10.00
Exact Property & Casualty Co.                     CA             Truck Insurance Exchange                         10.00
Farmers Financial Solutions, LLC                  NV             FFS Holding, LLC                                100.00
Farmers Insurance Co. of Arizona                  AZ             Farmers Insurance Exchange                       70.00
Farmers Insurance Co. of Arizona                  AZ             Truck Insurance Exchange                         20.00
Farmers Insurance Co. of Arizona                  AZ             Fire Insurance Exchange                          10.00
Farmers Insurance Co. of Idaho                    ID             Farmers Insurance Exchange                       80.00
Farmers Insurance Co. of Idaho                    ID             Truck Insurance Exchange                         13.30
Farmers Insurance Co. of Idaho                    ID             Fire Insurance Exchange                          06.70
Farmers Insurance Co. of Oregon                   OR             Farmers Insurance Exchange                       90.00
Farmers Insurance Co. of Oregon                   OR             Truck Insurance Exchange                         10.00
Farmers Insurance Co. of Washington               WA             Fire Insurance Exchange                          80.00
Farmers Insurance Co. of Washington               WA             Truck Insurance Exchange                         20.00
Farmers Insurance Co., Inc.                       KS             Farmers Insurance Exchange                       70.00
Farmers Insurance Co., Inc.                       KS             Truck Insurance Exchange                         20.00
Farmers Insurance Co., Inc.                       KS             Fire Insurance Exchange                          10.00
Farmers Insurance Exchange                        CA             Interinsurance Exchange - See Note 1
Farmers Insurance of Columbus, Inc.               OH             Farmers Insurance Exchange                      100.00
Farmers New Century Insurance Company             IL             Illinois Farmers Insurance Co.                  100.00
Farmers Services Insurance Agency                 CA             Truck Insurance Exchange                        100.00
Farmers Texas County Mutual Insurance Company     TX             County Mutual Company
FFS Holding, LLC                                  NV             Mid Century Ins. Co.                            100.00
Fire Insurance Exchange                           CA             Interinsurance Exchange
                                                                 Foremost Insurance Company Grand Rapids,
Federation Insurance Services of California, Inc. CA             Michigan                                        100.00
Foremost Affiliated Insurance Services, Inc.      MI             Foremost Corporation of America                 100.00
Foremost Affinity Services, Inc.                  MI             Foremost Corporation of America                 100.00
Foremost Corporation of America                   MI             Farmers Insurance Exchange                       80.00
Foremost Corporation of America                   MI             Fire Insurance Exchange                          10.00
Foremost Corporation of America                   MI             Truck Insurance Exchange                         10.00
Foremost County Mutual Insurance Company          TX             County Mutual Company
Foremost Express Insurance Agency of Florida,
Inc.                                              FL             Foremost Express Insurance Agency, Inc.         100.00
Foremost Express Insurance Agency, Inc.           MI             Foremost Corporation of America                 100.00
Foremost Financial Services Corporation           DE             Foremost Corporation of America                 100.00
Foremost Home Brokers, Inc,                       MI             Foremost Corporation of America                 100.00
Foremost Home Services Corporation                MI             Foremost Corporation of America                 100.00

Foremost Insurance Company Grand Rapids,                         Foremost Corporation of America                 100.00
Michigan                                          MI             Lloyds Company
Foremost Lloyds of Texas                          TX
Foremost Property and Casualty Insurance          MI             Foremost Insurance Company Grand Rapids,
Company                                                          Michigan                                        100.00
Foremost Real Estate Company Grand Rapids,
Michigan                                          MI             Foremost Corporation of America                 100.00
                                                                 Foremost Insurance Company Grand Rapids,
Foremost Signature Insurance Company              MI             Michigan                                        100.00
Frontier Insurance Agency, Inc.                   OR             Foremost Affiliated Insurance Services, Inc.    100.00
Illinois Farmers Insurance Co.                    IL             Farmers Insurance Exchange                      100.00
Knight Agency, Inc.                               KY             Foremost Affiliated Insurance Services, Inc.    100.00
Mid Century Ins. Co.                              CA             Farmers Insurance Exchange                       80.00

COMPANY                                       DOMICILED   OWNERSHIP                                        %
-------                                       ---------   ---------                                        -
Mid Century Ins. Co.                          CA          Fire Insurance Exchange                         17.50
Mid Century Ins. Co.                          CA          Truck Insurance Exchange                        02.50
Mid Century Ins. Co. of Texas                 TX          Farmers Insurance Exchange                     100.00
Neighborhood Spirit Property & Casualty Co.   CA          Farmers Insurance Exchange                      80.00
Neighborhood Spirit Property & Casualty Co.   CA          Fire Insurance Exchange                         10.00
Neighborhood Spirit Property & Casualty Co.   CA          Truck Insurance Exchange                        10.00
Pacific Way Insurance Agency, Inc.            WA          Foremost Affiliated Insurance Services, Inc.   100.00
Sunrise Insurance Agency of Arizona, Inc.     AZ          Foremost Affiliated Insurance Services, Inc.   100.00
Sunrise Insurance Agency of Texas, Inc.       TX          Foremost Affiliated Insurance Services, Inc.
Sunrise Insurance Agency, Inc.                NV          Foremost Affiliated Insurance Services, Inc.   100.00
Texas Farmers Insurance Co.                   TX          Farmers Insurance Exchange                      86.30
Texas Farmers Insurance Co.                   TX          Mid Century Ins. Co.                            13.70
Truck Insurance Exchange                      CA          Interinsurance Exchange
Western Star Underwriters, Inc.               TX          Foremost Corporation of America                100.00

Note 1: THIC Holdings LLC is a limited liability company formed under the laws of the State of New Hampshire. The company is owned by the former creditors of Home Holdings, Inc. The management of THIC Holdings LLC is vested solely in THIC Holdings Management Corporation, a corporation organized under the laws of the State of New Hampshire. All issued and outstanding shares of THIC Holdings Management Corporation are owned as follows: CMSH Limited (f/k/a Global Asset Holdings Limited and, prior to that, Zurich Centre Group Holdings Limited) owns 50%, Delaware Corporate Management, Inc. owns 45.05%, and Trygg-Hansa Holding BV owns 4.95%.

Item 29.   Indemnification

      Under its By-laws, Farmers New World Life Insurance Company, to the full extent permitted by the Washington Business Corporation Act, will indemnify any person who was or is a party to any proceeding by reason of the fact that he or she is or was a director of Farmers, as provided below.

By-Laws of Farmers New World Life Insurance Company (as amended October 24,
1995)

                                   SECTION 47

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

      (a) RIGHT OF INDEMNITY. Each person who acts as a Director, officer or employee of the corporation shall be indemnified by the corporation for all sums which he becomes obligated to pay, (including counsel fees, expenses and court costs actually and necessarily incurred by him) in connection with any action, suit or proceeding in which he is made a party by reason of his being, or having been a Director, officer, or employee of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for bad faith or misconduct in the performance of his duties as such Director, officer or employee, and except any sum paid to the corporation in settlement of an action, suit or proceeding based upon bad faith or misconduct in the performance of his duties.

      (b) SCOPE OF INDEMNITY. The right of indemnification in this article provided shall inure to each Director, officer and employee of the corporation, whether or not he is such Director, officer or employee at the time he shall become obligated to pay such sums, and whether or not the claim asserted against him is based on matters which antedate the adoption of this article; and in the event of his death shall extend to his legal representatives. Each person who shall act as a Director, officer or employee of the corporation shall be deemed to be doing so in reliance upon such right of indemnification; and such right shall not be deemed exclusive of any other right to which any such person may be entitled, under any by-law, agreement, vote of stockholders, or otherwise.

      (c) DETERMINATION OF CLAIMS FOR INDEMNITY. The Board of Directors of the corporation, acting at a meeting at which a majority of the quorum is unaffected by self-interest (notwithstanding that other members of the quorum present but not voting may be so affected), shall determine the propriety and reasonableness of any indemnity claimed under this article, and such determination shall be final and conclusive. If, however, a majority of a quorum of the Board which is unaffected by self-interest and willing to act is not obtainable, the Board in its discretion may appoint from among the stockholders who are not Directors or officers or employees of the corporation, a committee of two or more persons to consider and determine any such question, and the determination of such committee shall be final and conclusive.

                              RULE 484 UNDERTAKING

      Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

FARMERS FINANCIAL SOLUTIONS, LLC

      (a) Other Activity. Farmers Financial Solutions, LLC ("FFS") is one of two principal underwriters for the Policies. FFS is also the principal underwriter for Farmers Annuity Separate Account A.

      (b) Management. The following information is furnished with respect to the officers and directors of FFS:

NAME AND PRINCIPAL BUSINESS ADDRESS   POSITIONS AND OFFICES WITH FFS
-----------------------------------   ------------------------------
C. Paul Patsis(2)                     Chairman of the Board
Donald K. Mealer(1)                   President
Brian S. Cohen(4)                     Director
James E. Hansen(3)                    Director
Paul N. Hopkins(4)                    Director
Gerald A. McElroy(5)                  Director
Bardea C. Huppert(1)                  Vice President and Chief Operating Officer
Steven K. Klein(1)                    Vice President and Chief Compliance Officer
Mark R. Peterson(1)                   Vice President and Chief Marketing Officer
Doren E. Hohl(4)                      Secretary
Jon S. Arima(1)                       Treasurer and Chief Financial Officer

--------------------
(1) The principal business address is 2423 Galena Avenue, Simi Valley, California 93065.

(2) The principal business address is 3003 - 77th Avenue, S.E. Mercer Island, Washington 98040.

(3)   The principal business address is 24646 Pine Way, Corona, California
      92883.

(4) The principal business address is 4680 Wilshire Boulevard, Los Angeles, California 90010.

(5) The principal business address is 79-050 Via Corta, LaQuinta, California 92253.

      (c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)               (2)                (3)              (4)                (5)
  NAME OF        NET UNDERWRITING
 PRINCIPAL        DISCOUNTS AND     COMPENSATION ON     BROKERAGE           OTHER
UNDERWRITER        COMMISSIONS         REDEMPTION      COMMISSIONS       COMPENSATION
-----------      ----------------   ---------------    -----------       ------------
   FFS               N/A                  N/A          $9,273,918.25     $2,845,258.14

      OTHER COMPENSATION. FFS' sales representatives and their managers are eligible for various cash benefits, such as production incentive bonuses, insurance benefits and financing arrangements.

WM FUNDS DISTRIBUTOR, INC.

      (a) Other Activity. WM Funds Distributor, Inc. ("WMFD") is the second principal underwriter for the Policies. WMFD is also the principal underwriter for WM Trust I, WM Trust II, WM Strategic Asset Management Portfolios, LLC and WM Variable Trust. In addition, WMFD, in association with SunAmerica, acts as principal underwriter for the Variable Separate Account. WMFD, in association with American General Life, acts as principal underwriter for AGL Separate Account D.

      (b) Management. The following information is furnished with respect to the officers and directors of WMFD. The principal business address of all officers and directors named below is 1201 Third Avenue, 22nd Floor, Seattle, WA 98101.

NAME                        POSITION AND OFFICES WITH WMFD
----                        ------------------------------
Michael L. Amato            Director
David Beck                  Director
Mike E. Brandeberry         Director
Joel Calvo                  Chairman
Sandra A. Cavanaugh         Director and President
William G. Papesh           Director and Senior Vice President
Gary J. Pokrzywinski        Director
Mary K. Simonson            Director
Russell J. Adams            First Vice President
Barbara A. Burgat           Vice President
Monte D. Calvin             First Vice President
Barbara Dee Cantu           Vice President
Patrick J. Clark            Vice President
Glenn Commons               Vice President
William P. Condon           Vice President
Christine P. Corsa          Vice President
Brian M. Finnigan           Assistant Vice President
Jeanne Fruda                Assistant Vice President
Alex Ghazanfari             Vice President
Leslie A. Harrison          First Vice President
Timothy A. Hill             Vice President
Kyle F. Hodges              Vice President
Sharon L. Howells           Corporate Secretary and First Vice President
Joel H. Jonczyk             Vice President
John T. Kent                Vice President
Tiffanie S. Lum             Assistant Vice President
Brian Marks                 Vice President
John Kevin McCormack        Vice President

NAME                        POSITION AND OFFICES WITH WMFD
----                        ------------------------------
Scott McIntyre              Senior Vice President
Shawn P. Mcclain            Vice President
George M. Mihalko           Vice President
Damon B. Novell             Assistant Vice President
Todd Gregory Pam            Vice President
Jeffrey Place               Senior Vice President
Antonios G. Poleondakis     First Vice President
John G. Poleondakis         Vice President
Debra C. Ramsey             First Vice President
Deveri M. Ray               First Vice President
Michael Joseph Russo        Vice President
Troy T. Seitz               Assistant Vice President
Todd Alan Shobert           Assistant Vice President
Darren D. Stabler           Vice President
Julie Rose Stirling         Assistant Vice President
Dina M. Sullivan            Assistant Vice President
Terry Wayne Swagerty        Vice President
Robert Toomire              Vice President
John T. West                First Vice President
David M. Williams           First Vice President and Treasurer
Chad C. Wood                Vice President
Herbert Wood                Vice President

(c) Compensation From the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

    (1)               (2)                (3)              (4)                (5)
  NAME OF        NET UNDERWRITING
 PRINCIPAL        DISCOUNTS AND     COMPENSATION ON     BROKERAGE           OTHER
UNDERWRITER        COMMISSIONS         REDEMPTION      COMMISSIONS       COMPENSATION
-----------      ----------------   ---------------    -----------       ------------
   WMFD               N/A                N/A           $108,218.44            $0

Item 31.  Location of Accounts and Records

      All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Farmers New World Life Insurance Company at 3003 77th Avenue, S.E., Mercer Island, Washington 98040, at 2500 Farmers Way, Columbus, OH 43235, and at McCamish Systems, L.L.C., Insurance Administrators, 6425 Powers Ferry Road, Atlanta, GA 30339.

Item 32.  Management Services

      All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

      Farmers New World Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Farmers New World Life Insurance Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Farmers Variable Life Separate Account A has duly caused this Post-Effective Amendment No. 4 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Mercer Island, and the State of Washington, on the 25th day of February, 2005.

                                                FARMERS VARIABLE LIFE SEPARATE
                                                ACCOUNT A
                                                (Registrant)

Attest: /s/ John R. Patton                      By: /s/ C. Paul Patsis
        --------------------------------------      -----------------------
        John R. Patton                              C. Paul Patsis
        Assistant Vice President and Secretary      President
        Farmers New World Life Insurance            Farmers New World Life
        Company                                     Insurance Company

                                                FARMERS NEW WORLD LIFE
                                                INSURANCE COMPANY
                                                (Depositor)

Attest: /s/ John R. Patton                      By: /s/ C. Paul Patsis
        --------------------------------------      -----------------------
        John R. Patton                              C. Paul Patsis
        Assistant Vice President and Secretary      President
        Farmers New World Life Insurance            Farmers New World Life
        Company                                     Insurance Company

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                                     DATE
__________________________  Director                            February__, 2005
Jerry J. Carnahan*

__________________________ Chairman of the Board and Director February__, 2005 Martin D. Feinstein*

__________________________  Director                            February__, 2005
Paul N. Hopkins*

__________________________  Chief Marketing Officer, Vice       February__, 2005
Michael W. Keller*          President and Director

__________________________  Vice President, Chief Actuary,      February__, 2005
Ryan R. Larson*             Acting Chief Financial Officer
                            and Director ([Acting] Principal
                            Financial Officer and [Acting]
                            Principal Accounting Officer)

SIGNATURE                   TITLE                                     DATE

__________________________  President, Chief Executive Officer  February__, 2005
C. Paul Patsis*             and Director
                            (Principal Executive Officer)

__________________________  Vice President, Assistant           February__, 2005
James I. Randolph*          Secretary and Director

__________________________  Director                            February__, 2005
Gary R. Severson*

__________________________  Director                            February__, 2005
John F. Sullivan,Jr.*

/s/  C. Paul Patsis         On February 25, 2005 as Attorney-in-Fact pursuant to
__________________________  powers of attorney filed herewith or by previous
* By:  C. Paul Patsis       amendment.